Statistical Supplement Package (unaudited) Third Quarter 2019 1 of 51

Ameriprise Financial, Inc. Statistical Supplement Information Table of Contents Page Ameriprise Financial, Inc. Statistical Supplement Presentation............................................................................................................ 4 Consolidated GAAP Income Statements..................................................................................................... 5 Consolidated Adjusted Operating Results and Highlights............................................................................ 6 Common Share and Capital Summary........................................................................................................ 8 Segment Summary...................................................................................................................................... 10 Advice & Wealth Management Segment Segment Adjusted Operating Income Statements....................................................................................... 12 Segment Metrics......................................................................................................................................... 13 Asset Management Segment Segment Adjusted Operating Income Statements....................................................................................... 15 Segment Metrics......................................................................................................................................... 16 Global Asset Management Products........................................................................................................... 17 Retail Fund Performance - Columbia........................................................................................................... 18 Retail Fund Performance - Threadneedle.................................................................................................... 19 Annuities Segment Segment Adjusted Operating Income Statements....................................................................................... 21 Segment Metrics......................................................................................................................................... 22 Protection Segment Segment Adjusted Operating Income Statements....................................................................................... 24 Segment Metrics......................................................................................................................................... 25 Corporate & Other Segment Segment Adjusted Operating Income Statements....................................................................................... 27 Eliminations Adjusted Operating Income Statements ..................................................................................................... 28 Balance Sheet and Ratings Information Consolidated Balance Sheets...................................................................................................................... 30 Capital and Ratings Information................................................................................................................... 31 Investments................................................................................................................................................. 32 Non-GAAP Financial Information…................................................................................................................. 33 Glossary of Selected Terminology Glossary of Selected Terminology - Segments............................................................................................ 34 Glossary of Selected Terminology............................................................................................................... 35 Exhibit A Disclosed Items........................................................................................................................................... 38 Exhibit B Corporate & Other Segment Details............................................................................................................ 44 Exhibit C Non-GAAP Financial Measure Reconciliations............................................................................................ 47 Exhibit D Revenue Detail by Product.......................................................................................................................... 50 2 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Consolidated Results 3 of 51

Ameriprise Financial, Inc. Statistical Supplement Presentation Third Quarter 2019 Ameriprise Financial, Inc. ("Ameriprise Financial" or "the Company") prepares its financial statements in accordance with generally accepted accounting principles ("GAAP"). Management believes that adjusted operating measures, which exclude the impact of consolidating certain investment entities ("CIEs"); integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs ("DSIC") and deferred acquisition costs ("DAC") amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations, best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses several non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit C "Non-GAAP Financial Measure Reconciliations" on pages 47 and 48. The market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values. The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company's nonperformance spread. Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life. The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits, fixed index annuity benefits and indexed universal life benefits accounted for at fair value as embedded derivatives. Adjusted operating earnings is the measure of segment profit or loss management uses to evaluate segment performance. Adjusted operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision. Management believes the presentation of segment adjusted operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis. In addition, management uses net pretax adjusted operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers. In the Asset Management segment, adjusted operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and adjusted operating earnings are adjusted to exclude adjusted operating net investment income and amortization of intangibles. 4 of 51

Ameriprise Financial, Inc. Consolidated GAAP Income Statements Third Quarter 2019 Prior Year Comparisons (in millions, except per share amounts, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees $ 1,739 $ 1,677 $ 1,627 $ 1,732 $ 1,794 $ 5,099 $ 5,153 $ 55 3% $ 54 1% $ 62 4 % Distribution fees 470 474 480 490 480 1,403 1,450 10 2% 47 3% (10) (2)% Net investment income 386 395 397 368 356 1,201 1,121 (30) (8)% (80) (7)% (12) (3)% Premiums 363 363 371 376 374 1,063 1,121 11 3% 58 5% (2) (1)% Other revenues 358 299 278 316 347 950 941 (11) (3)% (9) (1)% 31 10 % Total revenues 3,316 3,208 3,153 3,282 3,351 9,716 9,786 35 1% 70 1% 69 2 % Banking and deposit interest expense 24 29 35 37 34 60 106 10 42% 46 77% (3) (8)% Total net revenues 3,292 3,179 3,118 3,245 3,317 9,656 9,680 25 1% 24 - 72 2 % Expenses Distribution expenses 920 910 900 948 971 2,727 2,819 51 6% 92 3% 23 2 % Interest credited to fixed accounts 178 175 204 186 127 499 517 (51) (29)% 18 4% (59) (32)% Benefits, claims, losses and settlement expenses 729 444 670 584 594 1,858 1,848 (135) (19)% (10) (1)% 10 2 % Amortization of deferred acquisition costs 25 142 16 58 112 180 186 87 # 6 3% 54 93 % Interest and debt expense 50 64 53 59 52 181 164 2 4% (17) (9)% (7) (12)% General and administrative expense 802 792 805 823 820 2,379 2,448 18 2% 69 3% (3) - Total expenses 2,704 2,527 2,648 2,658 2,676 7,824 7,982 (28) (1)% 158 2% 18 1 % Pretax income 588 652 470 587 641 1,832 1,698 53 9% (134) (7)% 54 9 % Income tax provision 85 113 75 95 98 273 268 13 15% (5) (2)% 3 3 % Net income $ 503 $ 539 $ 395 $ 492 $ 543 $ 1,559 $ 1,430 $ 40 8% $ (129) (8)% $ 51 10 % Net Investment Income Investment income on fixed maturities $ 339 $ 351 $ 353 $ 344 $ 349 $ 1,002 $ 1,046 $ 10 3% $ 44 4% $ 5 1 % Realized investment gains (losses) (1) 4 (5) 4 - (10) 15 (6) (14) # (21) # (10) - Affordable housing (24) (9) (15) (17) (26) (49) (58) (2) (8)% (9) (18)% (9) (53)% Other (including seed money) 43 22 32 16 19 132 67 (24) (56)% (65) (49)% 3 19 % Consolidated investment entities 24 36 23 25 24 101 72 - - (29) (29)% (1) (4)% Total net investment income $ 386 $ 395 $ 397 $ 368 $ 356 $ 1,201 $ 1,121 $ (30) (8)% $ (80) (7)% $ (12) (3)% Earnings Per Share Basic earnings per share $ 3.48 $ 3.81 $ 2.85 $ 3.61 $ 4.09 $ 10.61 $ 10.53 $ 0.61 18% $ (0.08) (1)% $ 0.48 13 % Earnings per diluted share $ 3.43 $ 3.76 $ 2.82 $ 3.57 $ 4.04 $ 10.45 $ 10.40 $ 0.61 18% $ (0.05) - $ 0.47 13 % Earnings per diluted share growth 5.2 % NM (27.9)% 15.2% 17.8% 26.4% (0.5)% 12.6% (26.8)% 2.6 % Weighted average common shares outstanding Basic weighted average common shares outstanding 144.4 141.5 138.8 136.1 132.7 147.0 135.8 (11.7) (8)% (11.2) (8)% (3.4) (2)% Effect of potentially dilutive nonqualified stock options and other share-based awards 2.1 1.7 1.3 1.9 1.8 2.2 1.7 (0.3) (14)% (0.5) (23)% (0.1) (5)% Diluted weighted average common shares outstanding 146.5 143.2 140.1 138.0 134.5 149.2 137.5 (12.0) (8)% (11.7) (8)% (3.5) (3)% Metrics Net revenue growth 9.2% - (1.6)% 1.5% 0.8% 7.9% 0.2% (8.4)% (7.7)% (0.7)% Pretax income margin 17.9% 20.5% 15.1% 18.1% 19.3% 19.0% 17.5% 1.4% (1.5)% 1.2 % Effective tax rate 14.4% 17.3% 15.9% 16.1% 15.4% 14.9% 15.8% 1.0% 0.9% (0.7)% Total equity / outstanding shares (2) $ 39.26 $ 40.03 $ 42.56 $ 44.83 $ 45.92 $ 39.26 $ 45.92 $ 6.66 17% $ 6.66 17% $ 1.09 2 % Total equity excluding AOCI / outstanding shares (3)(4) $ 40.96 $ 42.11 $ 42.30 $ 42.83 $ 43.34 $ 40.96 $ 43.34 $ 2.38 6% $ 2.38 6% $ 0.51 1% (1) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (2) Calculated as total equity divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pgs 47 and 48. NM Not Meaningful # Variance equal to or greater than 100%. 5 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Third Quarter 2019 Prior Year Comparisons (in millions except per share amounts, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Total net revenues $ 3,292 $ 3,179 $ 3,118 $ 3,245 $ 3,317 $ 9,656 $ 9,680 $ 25 1% $ 24 - $ 72 2 % Less revenues attributable to the CIEs 22 34 21 24 22 93 67 - - (26) (28)% (2) (8)% Less net realized investment gains (losses) (1) 4 (5) 9 - (13) 15 (4) (17) # (19) # (13) - Less market impact on indexed universal life benefits (1) (8) (2) (17) (8) 17 (5) (8) 25 # (3) (60)% 25 # Less market impact of hedges on investments 6 (16) (10) (18) (9) 27 (37) (15) # (64) # 9 50 % Less integration/restructuring charges (2) - - (3) - - - (3) - - (3) - - - Adjusted operating total net revenues (4) $ 3,268 $ 3,168 $ 3,118 $ 3,247 $ 3,300 $ 9,526 $ 9,665 $ 32 1% $ 139 1% $ 53 2 % Earnings Net income $ 503 $ 539 $ 395 $ 492 $ 543 $ 1,559 $ 1,430 $ 40 8% $ (129) (8)% $ 51 10 % Less net income (loss) attributable to the CIEs - (1) - 1 (1) - - (1) - - - (2) # Integration/restructuring charges (2)(4) 9 3 7 2 2 16 11 (7) (78)% (5) (31)% - - Market impact on variable annuity guaranteed benefits (1)(4) 45 (99) 142 60 2 130 204 (43) (96)% 74 57% (58) (97)% Market impact on fixed index annuity benefits (1)(4) - (1) - (1) 1 - - 1 - - - 2 # Market impact on indexed universal life benefits (1)(4) 13 9 51 26 (48) 8 29 (61) # 21 # (74) # Mean reversion related impacts (1)(4) (24) 71 (36) (18) 36 (38) (18) 60 # 20 53% 54 # Market impact of hedges on investments (4) (6) 16 10 18 9 (27) 37 15 # 64 # (9) (50)% Less net realized investment gains (losses) (1)(4) 4 (6) 9 - (11) 15 (2) (15) # (17) # (11) - Tax effect of adjustments (5) (7) (1) (35) (18) (3) (16) (56) 4 57% (40) # 15 83 % Adjusted operating earnings (3) $ 529 $ 544 $ 525 $ 560 $ 554 $ 1,617 $ 1,639 $ 25 5% $ 22 1% $ (6) (1)% Pretax Earnings Pretax income $ 588 $ 652 $ 470 $ 587 $ 641 $ 1,832 $ 1,698 $ 53 9% $ (134) (7)% $ 54 9 % Less pretax income (loss) attributable to the CIEs - (1) - 1 (1) - - (1) - - - (2) # Integration/restructuring charges (2) 9 3 7 2 2 16 11 (7) (78)% (5) (31)% - - Market impact on variable annuity guaranteed benefits (1) 45 (99) 142 60 2 130 204 (43) (96)% 74 57% (58) (97)% Market impact on fixed index annuity benefits (1) - (1) - (1) 1 - - 1 - - - 2 # Market impact on indexed universal life benefits (1) 13 9 51 26 (48) 8 29 (61) # 21 # (74) # Mean reversion related impacts (1) (24) 71 (36) (18) 36 (38) (18) 60 # 20 53% 54 # Market impact of hedges on investments (6) 16 10 18 9 (27) 37 15 # 64 # (9) (50)% Less net realized investment gains (losses) (1) 4 (6) 9 - (11) 15 (2) (15) # (17) # (11) - Pretax adjusted operating earnings (3) $ 621 $ 658 $ 635 $ 673 $ 655 $ 1,906 $ 1,963 $ 34 5% $ 57 3% $ (18) (3)% Pretax Adjusted Operating Margin (3)(6) 19.0% 20.8% 20.4% 20.7% 19.8% 20.0% 20.3% 0.8% 0.3% (0.9)% Adjusted Operating Effective Tax Rate (3)(7) 14.8% 17.3% 17.3% 16.8% 15.4% 15.2% 16.5% 0.6% 1.3% (1.4)% Weighted Average Common Shares Outstanding Basic 144.4 141.5 138.8 136.1 132.7 147.0 135.8 (11.7) (8)% (11.2) (8)% (3.4) (2)% Diluted 146.5 143.2 140.1 138.0 134.5 149.2 137.5 (12.0) (8)% (11.7) (8)% (3.5) (3)% Adjusted Operating Earnings Per Share (3) Basic adjusted operating earnings per share $ 3.66 $ 3.84 $ 3.78 $ 4.11 $ 4.17 $ 11.00 $ 12.07 $ 0.51 14% $ 1.07 10% $ 0.06 1 % Adjusted operating earnings per diluted share $ 3.61 $ 3.80 $ 3.75 $ 4.06 $ 4.12 $ 10.84 $ 11.92 $ 0.51 14% $ 1.08 10% $ 0.06 1 % Return on Equity Return on equity excluding AOCI (3)(7) 29.6% 36.0% 32.5% 33.1% 34.0% 29.6% 34.0% 4.4% 4.4% 0.9 % Adjusted operating return on equity excluding AOCI (3)(7) 30.4% 37.1% 36.4% 37.1% 37.7% 30.4% 37.7% 7.3% 7.3% 0.6% (1) Adjusted operating adjustments for net realized investment gains (losses), mean reversion related impacts, market impact on indexed universal life benefits, market impact on fixed index annuity benefits and market impact on variable annuity guaranteed benefits are net of the following impacts, as applicable: hedges, DAC and DSIC amortization, unearned revenue amortization and the reinsurance accrual. (2) Q1 2019 includes a $5M impairment classified as restructuring costs related to the sale of Auto & Home. (3) See non-GAAP financial information on pg 33. (4) Pretax adjusted operating adjustments. (5) Calculated using the statutory tax rate of 21%. (6) Defined as pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. (7) Non-GAAP financial measure reconciliations can be found on pg 47. # Variance equal to or greater than 100%. 6 of 51

Ameriprise Financial, Inc. Consolidated Adjusted Operating Results and Highlights Third Quarter 2019 Prior Year Comparisons (in millions except per share amounts, headcount and where noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Book Value Total equity excluding CIEs / outstanding shares (1)(2) $ 39.27 $ 40.02 $ 42.55 $ 44.83 $ 45.92 $ 39.27 $ 45.92 $ 6.65 17% $ 6.65 17% $ 1.09 2 % Total equity excluding CIEs and AOCI / outstanding shares (1)(3) $ 40.96 $ 42.11 $ 42.29 $ 42.83 $ 43.33 $ 40.96 $ 43.33 $ 2.37 6% $ 2.37 6% $ 0.50 1 % Adjusted Operating Metrics Adjusted operating total net revenue growth: Target 6 - 8% 8.9% 1.2% 0.2% 3.2% 1.0% 7.5% 1.5% (7.9)% (6.0)% (2.2)% Adjusted operating earnings per diluted share growth: Target 12 - 15% 4.9 % NM 2.2% 14.0% 14.1% 23.5% 10.0% 9.2% (13.5)% 0.1 % Adjusted operating return on equity excluding AOCI: Target 19 - 23% (1) 30.4% 37.1% 36.4% 37.1% 37.7% 30.4% 37.7% 7.3% 7.3% 0.6 % Debt to Capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.8% 33.9% 36.7% 34.0% 34.1% 33.8% 34.1% 0.3% 0.3% 0.1 % Goodwill and Intangible Assets $ 1,998 $ 1,987 $ 1,990 $ 1,976 $ 1,963 $ 1,998 $ 1,963 $ (35) (2)% $ (35) (2)% $ (13) (1)% Assets Under Management and Administration Advice & Wealth Management AUM $ 270,571 $ 249,910 $ 276,921 $ 289,933 $ 295,907 $ 270,571 $ 295,907 $ 25,336 9% $ 25,336 9% $ 5,974 2 % Asset Management AUM 485,352 430,650 459,112 468,274 468,564 485,352 468,564 (16,788) (3)% (16,788) (3)% 290 - Corporate AUM 39 39 49 46 47 39 47 8 21% 8 21% 1 2 % Eliminations (29,292) (26,433) (28,355) (29,299) (29,706) (29,292) (29,706) (414) (1)% (414) (1)% (407) (1)% Total Assets Under Management 726,670 654,166 707,727 728,954 734,812 726,670 734,812 8,142 1% 8,142 1% 5,858 1 % Total Assets Under Administration 186,786 168,566 183,456 186,950 186,471 186,786 186,471 (315) - (315) - (479) - Total AUM and AUA $ 913,456 $ 822,732 $ 891,183 $ 915,904 $ 921,283 $ 913,456 $ 921,283 $ 7,827 1% $ 7,827 1% $ 5,379 1 % Business Metrics AWM total client assets $ 587,968 $ 538,978 $ 588,345 $ 607,514 $ 611,650 $ 587,968 $ 611,650 $ 23,682 4% $ 23,682 4% $ 4,136 1 % Total financial advisors 9,933 9,931 9,979 9,951 9,930 9,933 9,930 (3) - (3) - (21) - Net Flows and Net Deposits Advisor wrap $ 5,664 $ 4,507 $ 4,337 $ 4,819 $ 4,109 $ 16,613 $ 13,265 $ (1,555) (27)% $ (3,348) (20)% $ (710) (15)% Asset Management $ (7,345) $ (4,667) $ (7,231) $ (1,927) $ (1,277) $ (16,513) $ (10,435) $ 6,068 83% $ 6,078 37% $ 650 34 % Annuities (4) $ (1,025) $ (1,015) $ (1,050) $ (1,027) $ (841) $ (3,171) $ (2,918) $ 184 18% $ 253 8% $ 186 18 % Variable universal life / Universal life $ (78) $ (56) $ (93) $ (57) $ (63) $ (225) $ (213) $ 15 19% $ 12 5% $ (6) (11)% S&P 500 Daily average 2,849 2,689 2,720 2,884 2,958 2,762 2,855 109 4% 93 3% 74 3 % Period end 2,914 2,507 2,834 2,942 2,977 2,914 2,977 63 2% 63 2% 35 1 % Weighted Equity Index (WEI) (5) Daily average 2,042 1,905 1,930 2,030 2,065 1,997 2,009 23 1% 12 1% 35 2 % Period end 2,077 1,776 2,001 2,069 2,075 2,077 2,075 (2) - (2) - 6 - (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on pages 47 and 48. (2) Calculated as total equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end. (3) Calculated as total equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end. (4) Excludes payout annuities. (5) Weighted Equity Index is an Ameriprise calculated proxy for equity market movements calculated using a weighted average of the S&P 500, Russell 2000, Russell Midcap and MSCI EAFE indices based on North America distributed equity assets. NM Not Meaningful 7 of 51

Ameriprise Financial, Inc. Common Share and Capital Summary Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Common shares Beginning balance 142.2 139.8 136.3 134.2 131.3 146.6 136.3 (10.9) (8)% (10.3) (7)% (2.9) (2)% Repurchases (2.4) (3.6) (2.8) (3.0) (4.0) (7.7) (9.8) (1.6) (67)% (2.1) (27)% (1.0) (33)% Issuances 0.1 0.1 0.9 0.3 0.3 1.5 1.5 0.2 # - - - - Other (0.1) - (0.2) (0.2) (0.2) (0.6) (0.6) (0.1) # - - - - Total common shares outstanding 139.8 136.3 134.2 131.3 127.4 139.8 127.4 (12.4) (9)% (12.4) (9)% (3.9) (3)% Restricted stock units 3.3 3.3 3.1 3.2 3.2 3.3 3.2 (0.1) (3)% (0.1) (3)% - - Total basic common shares outstanding 143.1 139.6 137.3 134.5 130.6 143.1 130.6 (12.5) (9)% (12.5) (9)% (3.9) (3)% Total potentially dilutive shares 2.1 1.3 1.5 2.0 1.9 2.1 1.9 (0.2) (10)% (0.2) (10)% (0.1) (5)% Total diluted shares 145.2 140.9 138.8 136.5 132.5 145.2 132.5 (12.7) (9)% (12.7) (9)% (4.0) (3)% Capital Returned to Shareholders Dividends paid $ 131 $ 128 $ 127 $ 134 $ 129 $ 388 $ 390 $ (2) (2)% $ 2 1% $ (5) (4)% Common stock share repurchases $ 353 $ 436 $ 355 $ 436 $ 547 $ 1,140 $ 1,338 $ 194 55% $ 198 17% $ 111 25 % Allocated Capital (1) Advice & Wealth Management $ 765 $ 742 $ 756 $ 817 $ 910 $ 765 $ 910 $ 145 19% $ 145 19% $ 93 11 % Asset Management 1,858 1,848 1,849 1,844 1,827 1,858 1,827 (31) (2)% (31) (2)% (17) (1)% Annuities 1,886 1,892 1,770 1,741 1,802 1,886 1,802 (84) (4)% (84) (4)% 61 4 % Protection 759 850 773 743 769 759 769 10 1% 10 1% 26 3 % Corporate & Other 3,443 3,396 4,009 3,665 3,401 3,443 3,401 (42) (1)% (42) (1)% (264) (7)% Total allocated capital $ 8,711 $ 8,728 $ 9,157 $ 8,810 $ 8,709 $ 8,711 $ 8,709 $ (2) - $ (2) - $ (101) (1)% (1) Allocated capital equals Ameriprise Financial shareholders' equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities. Allocated capital is not adjusted for non adjusted operating items except for CIEs. # Variance equal to or greater than 100%. 8 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Segment Results 9 of 51

Ameriprise Financial, Inc. Segment Summary Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Segment Summary Advice & Wealth Management Adjusted operating total net revenues $ 1,564 $ 1,581 $ 1,554 $ 1,653 $ 1,682 $ 4,608 $ 4,889 $ 118 8% $ 281 6% $ 29 2 % Adjusted operating expenses 1,209 1,213 1,204 1,277 1,286 3,587 3,767 77 6% 180 5% 9 1 % Pretax adjusted operating earnings $ 355 $ 368 $ 350 $ 376 $ 396 $ 1,021 $ 1,122 $ 41 12% $ 101 10% $ 20 5 % Allocated capital $ 765 $ 742 $ 756 $ 817 $ 910 $ 765 $ 910 $ 145 19% $ 145 19% $ 93 11 % Adjusted operating return on allocated capital (1) 131.8% 159.3% 159.8% 158.3% 155.6% 131.8% 155.6% 23.8% 23.8% (2.7)% Pretax adjusted operating margin 22.7% 23.3% 22.5% 22.7% 23.5% 22.2% 22.9% 0.8% 0.7% 0.8 % Asset Management Adjusted operating total net revenues $ 772 $ 706 $ 689 $ 712 $ 742 $ 2,305 $ 2,143 $ (30) (4)% $ (162) (7)% $ 30 4 % Adjusted operating expenses 575 553 543 548 569 1,730 1,660 (6) (1)% (70) (4)% 21 4 % Pretax adjusted operating earnings $ 197 $ 153 $ 146 $ 164 $ 173 $ 575 $ 483 $ (24) (12)% $ (92) (16)% $ 9 5 % Allocated capital $ 1,858 $ 1,848 $ 1,849 $ 1,844 $ 1,827 $ 1,858 $ 1,827 $ (31) (2)% $ (31) (2)% $ (17) (1)% Adjusted operating return on allocated capital (1) 29.5% 33.0% 30.6% 29.8% 28.7% 29.5% 28.7% (0.8)% (0.8)% (1.1)% Pretax adjusted operating margin 25.5% 21.7% 21.2% 23.0% 23.3% 24.9% 22.5% (2.2)% (2.4)% 0.3 % Adjusted operating total net revenues $ 772 $ 706 $ 689 $ 712 $ 742 $ 2,305 $ 2,143 $ (30) (4)% $ (162) (7)% $ 30 4 % Distribution pass thru revenues (195) (180) (179) (186) (189) (592) (554) 6 3% 38 6% (3) (2)% Subadvisory and other pass thru revenues (90) (81) (81) (81) (83) (263) (245) 7 8% 18 7% (2) (2)% (2) Net adjusted operating revenues $ 487 $ 445 $ 429 $ 445 $ 470 $ 1,450 $ 1,344 $ (17) (3)% $ (106) (7)% $ 25 6 % Pretax adjusted operating earnings $ 197 $ 153 $ 146 $ 164 $ 173 $ 575 $ 483 $ (24) (12)% $ (92) (16)% $ 9 5 % Adjusted operating net investment income (7) (2) (6) (3) (2) (17) (11) 5 71% 6 35% 1 33 % Amortization of intangibles 5 4 4 4 9 14 17 4 80% 3 21% 5 # (2) Net adjusted operating earnings $ 195 $ 155 $ 144 $ 165 $ 180 $ 572 $ 489 $ (15) (8)% $ (83) (15)% $ 15 9 % Net pretax adjusted operating margin (2)(3) 40.0% 34.8% 33.6% 37.1% 38.3% 39.4% 36.4% (1.7)% (3.0)% 1.2 % Annuities Adjusted operating total net revenues $ 628 $ 613 $ 604 $ 620 $ 617 $ 1,863 $ 1,841 $ (11) (2)% $ (22) (1)% $ (3) - Adjusted operating expenses 499 494 476 491 497 1,486 1,464 (2) - (22) (1)% 6 1 % Pretax adjusted operating earnings $ 129 $ 119 $ 128 $ 129 $ 120 $ 377 $ 377 $ (9) (7)% $ - - $ (9) (7)% Allocated capital $ 1,886 $ 1,892 $ 1,770 $ 1,741 $ 1,802 $ 1,886 $ 1,802 $ (84) (4)% $ (84) (4)% $ 61 4 % Adjusted operating return on allocated capital (1) 18.6% 21.9% 22.2% 22.9% 22.7% 18.6% 22.7% 4.1% 4.1% (0.2)% Pretax adjusted operating margin 20.5% 19.4% 21.2% 20.8% 19.4% 20.2% 20.5% (1.1)% 0.3% (1.4)% Protection Adjusted operating total net revenues $ 328 $ 260 $ 262 $ 259 $ 265 $ 836 $ 786 $ (63) (19)% $ (50) (6)% $ 6 2 % Adjusted operating expenses 268 193 188 194 208 648 590 (60) (22)% (58) (9)% 14 7 % Pretax adjusted operating earnings $ 60 $ 67 $ 74 $ 65 $ 57 $ 188 $ 196 $ (3) (5)% $ 8 4% $ (8) (12)% Allocated capital $ 759 $ 850 $ 773 $ 743 $ 769 $ 759 $ 769 $ 10 1% $ 10 1% $ 26 3 % Adjusted operating return on allocated capital (1) 23.3% 27.2% 27.6% 28.3% 28.1% 23.3% 28.1% 4.8% 4.8% (0.2)% Pretax adjusted operating margin 18.3% 25.8% 28.2% 25.1% 21.5% 22.5% 24.9% 3.2% 2.4% (3.6)% Corporate & Other Corporate excluding Long Term Care and Auto & Home pretax adjusted operating loss $ (68) $ (47) $ (78) $ (79) $ (73) $ (186) $ (230) $ (5) (7)% $ (44) (24)% $ 6 8 % Long Term Care pretax adjusted operating earnings (loss) $ (53) $ (5) $ 6 $ 4 $ (8) $ (56) $ 2 $ 45 85% $ 58 # $ (12) # Auto & Home pretax adjusted operating earnings (loss) $ 1 $ 3 $ 9 $ 14 $ (10) $ (13) $ 13 $ (11) # $ 26 # $ (24) # (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) See non-GAAP financial information on pg 33. (3) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. # Variance equal to or greater than 100%. 10 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Advice & Wealth Management Segment 11 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Advice & Wealth Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 902 $ 910 $ 878 $ 954 $ 984 $ 2,628 $ 2,816 $ 82 9% $ 188 7% $ 30 3 % Distribution fees 558 564 561 580 578 1,677 1,719 20 4% 42 3% (2) - Net investment income 81 93 99 101 110 223 310 29 36% 87 39% 9 9 % Premiums - - - - - - - - - - - - - Other revenues 47 43 51 54 45 140 150 (2) (4)% 10 7% (9) (17)% Total revenues 1,588 1,610 1,589 1,689 1,717 4,668 4,995 129 8% 327 7% 28 2 % Banking and deposit interest expense 24 29 35 36 35 60 106 11 46% 46 77% (1) (3)% Adjusted operating total net revenues 1,564 1,581 1,554 1,653 1,682 4,608 4,889 118 8% 281 6% 29 2 % Expenses Distribution expenses 888 888 870 926 948 2,633 2,744 60 7% 111 4% 22 2 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 3 2 3 3 2 8 8 (1) (33)% - - (1) (33)% General and administrative expense 318 323 331 348 336 946 1,015 18 6% 69 7% (12) (3)% Adjusted operating expenses 1,209 1,213 1,204 1,277 1,286 3,587 3,767 77 6% 180 5% 9 1 % Pretax adjusted operating earnings $ 355 $ 368 $ 350 $ 376 $ 396 $ 1,021 $ 1,122 $ 41 12% $ 101 10% $ 20 5 % Pretax adjusted operating margin 22.7% 23.3% 22.5% 22.7% 23.5% 22.2% 22.9% 0.8% 0.7% 0.8 % Return on Capital Allocated capital $ 765 $ 742 $ 756 $ 817 $ 910 $ 765 $ 910 $ 145 19% $ 145 19% $ 93 11 % Adjusted operating return on allocated capital (1) 131.8% 159.3% 159.8% 158.3% 155.6% 131.8% 155.6% 23.8% 23.8% (2.7)% Brokerage Cash Balances On-balance sheet - broker dealer $ 3,428 $ 3,661 $ 3,397 $ 3,137 $ 3,169 $ 3,428 $ 3,169 $ (259) (8)% $ (259) (8)% $ 32 1 % On-balance sheet - bank $ - $ - $ - $ 2,205 $ 2,543 $ - $ 2,543 $ 2,543 - $ 2,543 - $ 338 15 % Off-balance sheet - broker dealer $ 20,810 $ 24,069 $ 21,928 $ 18,964 $ 18,295 $ 20,810 $ 18,295 $ (2,515) (12)% $ (2,515) (12)% $ (669) (4)% Total Brokerage cash balances $ 24,238 $ 27,730 $ 25,325 $ 24,306 $ 24,006 $ 24,238 $ 24,006 $ (232) (1)% $ (232) (1)% $ (300) (1)% Brokerage sweep fee 1.73% 1.95% 2.12% 2.10% 2.04% 1.54% 2.09% 0.31% 0.55% (0.06)% Certificates balance $ 7,347 $ 7,892 $ 8,139 $ 7,951 $ 7,744 $ 7,347 $ 7,744 $ 397 5% $ 397 5% $ (207) (3)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. 12 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Third Quarter 2019 Prior Year Comparisons (in millions, except headcount and where noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information Certificates and Banking - Combined Pretax adjusted operating earnings $ 16 $ 19 $ 16 $ 16 $ 16 $ 48 $ 48 $ - - $ - - $ - - Allocated capital $ 403 $ 430 $ 444 $ 503 $ 598 $ 403 $ 598 $ 195 48% $ 195 48% $ 95 19 % Adjusted operating return on allocated capital (1) 12.4% 14.6% 13.7% 12.9% 11.7% 12.4% 11.7% (0.7)% (0.7)% (1.2)% Wealth Management & Distribution Pretax adjusted operating earnings $ 339 $ 349 $ 334 $ 360 $ 380 $ 973 $ 1,074 $ 41 12% $ 101 10% $ 20 6 % Allocated capital $ 362 $ 312 $ 312 $ 314 $ 312 $ 362 $ 312 $ (50) (14)% $ (50) (14)% $ (2) (1)% Adjusted operating return on allocated capital (1) 255.0% 318.9% 333.3% 347.8% 367.8% 255.0% 367.8% 112.8% 112.8% 20.0 % Financial Advisors Employee advisors (2) 2,174 2,176 2,190 2,185 2,165 2,174 2,165 (9) - (9) - (20) (1)% Franchisee advisors 7,759 7,755 7,789 7,766 7,765 7,759 7,765 6 - 6 - (1) - Total financial advisors 9,933 9,931 9,979 9,951 9,930 9,933 9,930 (3) - (3) - (21) - Adjusted operating total net revenues per financial advisor (in thousands) (3) $ 157 $ 159 $ 156 $ 166 $ 169 $ 465 $ 491 $ 12 8% $ 26 6% $ 3 2 % Adjusted operating total net revenues per financial advisor-trailing twelve months (in thousands) (4) $ 617 $ 624 $ 628 $ 638 $ 650 $ 617 $ 650 $ 33 5% $ 33 5% $ 12 2 % Advisor Retention Employee 91.9% 92.0% 93.0% 92.9% 91.8% 91.9% 91.8% (0.1)% (0.1)% (1.1)% Franchisee 93.6% 93.5% 93.6% 93.2% 92.8% 93.6% 92.8% (0.8)% (0.8)% (0.4)% AWM Total Client Assets $ 587,968 $ 538,978 $ 588,345 $ 607,514 $ 611,650 $ 587,968 $ 611,650 $ 23,682 4% $ 23,682 4% $ 4,136 1 % Total Wrap Accounts Beginning assets $ 258,729 $ 272,243 $ 251,486 $ 278,794 $ 291,969 $ 248,150 $ 251,486 $ 33,240 13% $ 3,336 1% $ 13,175 5 % Inflows from acquisitions - - - - - - - - - - - - - Other net flows 5,664 4,507 4,337 4,819 4,109 16,613 13,265 (1,555) (27)% (3,348) (20)% (710) (15)% Net flows (5) 5,664 4,507 4,337 4,819 4,109 16,613 13,265 (1,555) (27)% (3,348) (20)% (710) (15)% Market appreciation (depreciation) and other (5) 7,850 (25,264) 22,971 8,356 1,985 7,480 33,312 (5,865) (75)% 25,832 # (6,371) (76)% Total wrap ending assets $ 272,243 $ 251,486 $ 278,794 $ 291,969 $ 298,063 $ 272,243 $ 298,063 $ 25,820 9% $ 25,820 9% $ 6,094 2 % Advisory wrap account assets ending balance (6) $ 269,669 $ 249,072 $ 276,077 $ 289,070 $ 295,031 $ 269,669 $ 295,031 $ 25,362 9% $ 25,362 9% $ 5,961 2% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (2) IPI advisors are being included in the employee advisor count. (3) Year-to-date is sum of current and prior quarters for the year under review. (4) Trailing twelve months is the sum of the last four quarters. (5) IPI wrap net flows are included in Net flows starting in Q4 2018. Prior to that, the change in IPI wrap assets was included in Market appreciation (depreciation) and other. (6) Advisory wrap account assets represent those assets for which clients receive advisory services and are the primary driver of revenue earned on wrap accounts. Clients may hold non-advisory investments in their wrap accounts that do not incur an advisory fee. # Variance equal to or greater than 100%. 13 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Asset Management Segment 14 of 51

Ameriprise Financial, Inc. Asset Management Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Asset Management Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 657 $ 602 $ 584 $ 607 $ 636 $ 1,938 $ 1,827 $ (21) (3)% $ (111) (6)% $ 29 5 % Distribution fees 108 101 98 103 102 332 303 (6) (6)% (29) (9)% (1) (1)% Net investment income 7 2 6 3 2 17 11 (5) (71)% (6) (35)% (1) (33)% Premiums - - - - - - - - - - - - - Other revenues - 1 1 - 1 18 2 1 - (16) (89)% 1 - Total revenues 772 706 689 713 741 2,305 2,143 (31) (4)% (162) (7)% 28 4 % Banking and deposit interest expense - - - 1 (1) - - (1) - - - (2) # Adjusted operating total net revenues 772 706 689 712 742 2,305 2,143 (30) (4)% (162) (7)% 30 4 % Expenses Distribution expenses 244 227 223 230 236 734 689 (8) (3)% (45) (6)% 6 3 % Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs 3 3 3 2 2 10 7 (1) (33)% (3) (30)% - - Interest and debt expense 5 7 6 7 6 17 19 1 20% 2 12% (1) (14)% General and administrative expense 323 316 311 309 325 969 945 2 1% (24) (2)% 16 5 % Adjusted operating expenses 575 553 543 548 569 1,730 1,660 (6) (1)% (70) (4)% 21 4 % Pretax adjusted operating earnings $ 197 $ 153 $ 146 $ 164 $ 173 $ 575 $ 483 $ (24) (12)% $ (92) (16)% $ 9 5 % Pretax adjusted operating margin 25.5% 21.7% 21.2% 23.0% 23.3% 24.9% 22.5% (2.2)% (2.4)% 0.3 % Adjusted operating total net revenues $ 772 $ 706 $ 689 $ 712 $ 742 $ 2,305 $ 2,143 $ (30) (4)% $ (162) (7)% $ 30 4 % Distribution pass thru revenues (195) (180) (179) (186) (189) (592) (554) 6 3% 38 6% (3) (2)% Subadvisory and other pass thru revenues (90) (81) (81) (81) (83) (263) (245) 7 8% 18 7% (2) (2)% (1) Net adjusted operating revenues $ 487 $ 445 $ 429 $ 445 $ 470 $ 1,450 $ 1,344 $ (17) (3)% $ (106) (7)% $ 25 6 % Pretax adjusted operating earnings $ 197 $ 153 $ 146 $ 164 $ 173 $ 575 $ 483 $ (24) (12)% $ (92) (16)% $ 9 5 % Adjusted operating net investment income (7) (2) (6) (3) (2) (17) (11) 5 71% 6 35% 1 33 % Amortization of intangibles 5 4 4 4 9 14 17 4 80% 3 21% 5 # (1) Net adjusted operating earnings $ 195 $ 155 $ 144 $ 165 $ 180 $ 572 $ 489 $ (15) (8)% $ (83) (15)% $ 15 9 % Net pretax adjusted operating margin (1)(2) 40.0% 34.8% 33.6% 37.1% 38.3% 39.4% 36.4% (1.7)% (3.0)% 1.2 % Performance Fees (3) Performance fees $ 21 $ 7 $ 6 $ 12 $ 33 $ 28 $ 51 $ 12 57% $ 23 82% $ 21 # Performance fee related general and administrative expense 7 2 3 - 15 10 18 8 # 8 80% 15 - Net performance fees $ 14 $ 5 $ 3 $ 12 $ 18 $ 18 $ 33 $ 4 29% $ 15 83% $ 6 50 % Return on Capital Allocated capital $ 1,858 $ 1,848 $ 1,849 $ 1,844 $ 1,827 $ 1,858 $ 1,827 $ (31) (2)% $ (31) (2)% $ (17) (1)% Adjusted operating return on allocated capital (4) 29.5% 33.0% 30.6% 29.8% 28.7% 29.5% 28.7% (0.8)% (0.8)% (1.1)% (1) See non-GAAP financial information on pg 33. (2) Calculated as net adjusted operating earnings as a percentage of net adjusted operating revenues. (3) Performance fees do not include CLO incentive fees. (4) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. # Variance equal to or greater than 100%. 15 of 51

Ameriprise Financial, Inc. Asset Management Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Total Managed Assets by Type Equity $ 273,799 $ 228,950 $ 250,710 $ 252,740 $ 250,807 $ 273,799 $ 250,807 $ (22,992) (8)% $ (22,992) (8)% $ (1,933) (1)% Fixed income 167,828 160,879 166,092 172,618 176,105 167,828 176,105 8,277 5% 8,277 5% 3,487 2 % Money market 5,505 5,099 5,092 5,340 4,797 5,505 4,797 (708) (13)% (708) (13)% (543) (10)% Alternative 3,393 3,085 3,166 3,154 3,163 3,393 3,163 (230) (7)% (230) (7)% 9 - Hybrid and other 34,827 32,637 34,052 34,422 33,692 34,827 33,692 (1,135) (3)% (1,135) (3)% (730) (2)% Total managed assets by type $ 485,352 $ 430,650 $ 459,112 $ 468,274 $ 468,564 $ 485,352 $ 468,564 $ (16,788) (3)% $ (16,788) (3)% $ 290 - Average Managed Assets by Type (1) Equity $ 273,172 $ 250,616 $ 244,009 $ 250,129 $ 250,986 $ 273,393 $ 247,705 $ (22,186) (8)% $ (25,688) (9)% $ 857 - Fixed income 168,896 163,733 164,527 168,090 174,440 170,850 168,953 5,544 3% (1,897) (1)% 6,350 4 % Money market 5,740 5,380 5,029 5,200 4,941 5,779 5,025 (799) (14)% (754) (13)% (259) (5)% Alternative 3,914 3,243 3,132 3,168 3,138 4,805 3,142 (776) (20)% (1,663) (35)% (30) (1)% Hybrid and other 34,468 33,688 33,405 34,105 33,889 34,555 33,712 (579) (2)% (843) (2)% (216) (1)% Total average managed assets by type $ 486,190 $ 456,660 $ 450,102 $ 460,692 $ 467,394 $ 489,382 $ 458,537 $ (18,796) (4)% $ (30,845) (6)% $ 6,702 1 % Total Assets Under Advisement (2) 9,323 10,020 8,854 10,290 11,515 9,323 11,515 2,192 24% 2,192 24% 1,225 12% (1) Average ending balances are calculated using the average of the prior period's ending balance and all months in the current period. (2) Assets are presented on a one-quarter lag. 16 of 51

Ameriprise Financial, Inc. Asset Management Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Managed Assets Rollforward Global Retail Funds Beginning assets $ 282,311 $ 286,369 $ 247,943 $ 267,965 $ 272,784 $ 287,803 $ 247,943 $ (9,527) (3)% $ (39,860) (14)% $ 4,819 2 % Inflows 12,660 13,400 11,573 11,456 11,084 39,599 34,113 (1,576) (12)% (5,486) (14)% (372) (3)% Outflows (15,450) (20,171) (15,081) (13,442) (12,453) (47,042) (40,976) 2,997 19% 6,066 13% 989 7 % Net VP/VIT fund flows (788) (736) (759) (761) (583) (2,227) (2,103) 205 26% 124 6% 178 23 % Net new flows (3,578) (7,507) (4,267) (2,747) (1,952) (9,670) (8,966) 1,626 45% 704 7% 795 29 % Reinvested dividends 551 7,597 555 2,906 580 4,011 4,041 29 5% 30 1% (2,326) (80)% Net flows (3,027) 90 (3,712) 159 (1,372) (5,659) (4,925) 1,655 55% 734 13% (1,531) # Distributions (742) (8,917) (715) (3,403) (708) (4,860) (4,826) 34 5% 34 1% 2,695 79 % Market appreciation (depreciation) and other 8,252 (28,738) 24,063 8,595 1,835 10,526 34,493 (6,417) (78)% 23,967 # (6,760) (79)% Foreign currency translation (1) (425) (861) 386 (532) (1,130) (1,441) (1,276) (705) # 165 11% (598) # Total ending assets 286,369 247,943 267,965 272,784 271,409 286,369 271,409 (14,960) (5)% (14,960) (5)% (1,375) (1)% % of total retail assets sub-advised 17.8% 18.6% 18.4% 18.4% 18.6% 17.8% 18.6% 0.7% 0.7% 0.2 % Global Institutional Beginning assets 199,761 198,983 182,707 191,147 195,490 206,755 182,707 (4,271) (2)% (24,048) (12)% 4,343 2 % Inflows 4,642 4,812 5,304 4,833 6,423 16,762 16,560 1,781 38% (202) (1)% 1,590 33 % Outflows (8,960) (9,569) (8,823) (6,919) (6,328) (27,616) (22,070) 2,632 29% 5,546 20% 591 9 % Net flows (4,318) (4,757) (3,519) (2,086) 95 (10,854) (5,510) 4,413 # 5,344 49% 2,181 # Market appreciation (depreciation) and other (2) 4,384 (10,227) 10,742 7,870 4,118 5,730 22,730 (266) (6)% 17,000 # (3,752) (48)% Foreign currency translation (1) (844) (1,292) 1,217 (1,441) (2,548) (2,648) (2,772) (1,704) # (124) (5)% (1,107) (77)% Total ending assets 198,983 182,707 191,147 195,490 197,155 198,983 197,155 (1,828) (1)% (1,828) (1)% 1,665 1 % Total managed assets $ 485,352 $ 430,650 $ 459,112 $ 468,274 $ 468,564 $ 485,352 $ 468,564 $ (16,788) (3)% $ (16,788) (3)% $ 290 - Total net flows $ (7,345) $ (4,667) $ (7,231) $ (1,927) $ (1,277) $ (16,513) $ (10,435) $ 6,068 83% $ 6,078 37% $ 650 34 % Former Parent Company Related (3) Retail net new flows $ (411) $ (1,258) $ (278) $ (295) $ (117) $ (1,514) $ (690) $ 294 72% $ 824 54% $ 178 60 % Institutional net new flows (1,085) (1,678) (825) (688) (1,183) (3,563) (2,696) (98) (9)% 867 24% (495) (72)% Total net new flows $ (1,496) $ (2,936) $ (1,103) $ (983) $ (1,300) $ (5,077) $ (3,386) $ 196 13% $ 1,691 33% $ (317) (32)% (1) Amounts represent local currency to US dollar translation for reporting purposes. (2) Included in Market appreciation (depreciation) and other for Global Institutional is the change in the affiliated general account balance. (3) Former parent company related assets and net new flows are included in the rollforwards above. # Variance equal to or greater than 100%. 17 of 51

Ameriprise Financial, Inc. Asset Management Segment - Columbia Third Quarter 2019 Mutual Fund Rankings in top 2 Lipper Quartiles 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 Domestic Equity Equal weighted 1 year 43% 46% 40% 49% 46% 3 year 53% 50% 50% 47% 47% 5 year 66% 63% 63% 56% 56 % Asset weighted 1 year 54% 56% 48% 66% 63% 3 year 52% 56% 58% 57% 61% 5 year 75% 68% 77% 77% 75 % International Equity Equal weighted 1 year 80% 35% 40% 55% 77% 3 year 65% 60% 65% 80% 80% 5 year 75% 60% 65% 55% 60 % Asset weighted 1 year 67% 49% 43% 68% 83% 3 year 52% 69% 80% 88% 87% 5 year 64% 65% 66% 58% 68 % Taxable Fixed Income Equal weighted 1 year 78% 50% 71% 82% 76% 3 year 76% 71% 75% 81% 75% 5 year 75% 75% 80% 88% 88 % Asset weighted 1 year 85% 48% 59% 67% 64% 3 year 79% 75% 76% 82% 82% 5 year 82% 82% 83% 90% 90 % Tax Exempt Fixed Income Equal weighted 1 year 84% 89% 84% 89% 89% 3 year 84% 100% 100% 95% 100% 5 year 94% 89% 89% 94% 94 % Asset weighted 1 year 84% 86% 85% 98% 98% 3 year 91% 100% 100% 98% 100% 5 year 93% 98% 91% 98% 98 % Asset Allocation Funds Equal weighted 1 year 50% 46% 46% 54% 38% 3 year 67% 64% 55% 55% 73% 5 year 78% 100% 100% 100% 89 % Asset weighted 1 year 47% 65% 66% 70% 64% 3 year 50% 50% 50% 49% 94% 5 year 94% 100% 100% 100% 99 % Number of 4- or 5-star Morningstar rated funds Overall 54 52 49 53 52 3 year 52 46 55 51 48 5 year 49 49 52 49 49 Percent of 4- or 5-star Morningstar rated funds Overall 52% 50% 48% 51% 50% 3 year 50% 44% 53% 50% 47% 5 year 49% 49% 53% 49% 49 % Percent of 4- or 5-star Morningstar rated assets Overall 61% 67% 54% 57% 58% 3 year 54% 50% 53% 46% 49% 5 year 53% 59% 61% 56% 57 % Mutual fund performance rankings are based on the performance of the Institutional Class for Columbia branded mutual funds. Only funds with Institutional Class shares are included. Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds with above median ranking divided by the total number of funds. Asset size is not a factor. Asset Weighted Rankings in Top 2 Quartiles: Sums the total assets of the funds with above median ranking divided by total assets of all funds. Funds with more assets will receive a greater share of the total percentage above or below median. 18 of 51

Ameriprise Financial, Inc. Asset Management Segment - Threadneedle Third Quarter 2019 Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 Equity Equal weighted 1 year 56% 40% 50% 60% 65% 3 year 61% 41% 49% 57% 64% 5 year 72% 70% 73% 74% 72 % Asset weighted 1 year 67% 51% 67% 58% 79% 3 year 69% 55% 60% 57% 73% 5 year 80% 79% 80% 82% 82 % Fixed Income Equal weighted 1 year 73% 50% 72% 86% 79% 3 year 66% 72% 70% 77% 88% 5 year 72% 69% 80% 77% 81 % Asset weighted 1 year 91% 60% 91% 92% 81% 3 year 75% 89% 84% 89% 93% 5 year 89% 89% 94% 90% 93 % Allocation (Managed) Funds Equal weighted 1 year 75% 38% 38% 67% 67% 3 year 88% 75% 75% 50% 75% 5 year 100% 86% 100% 86% 75 % Asset weighted 1 year 95% 41% 40% 58% 56% 3 year 99% 84% 84% 54% 94% 5 year 100% 95% 100% 96% 94 % The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index. Prior period rankings have been adjusted to reflect a change in the calculation of FX forward and spot contract transactions executed by those funds. Equal weighted: Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds. Asset size is not a factor. Asset weighted: Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds. Funds with more assets will receive a greater share of the total percentage above or below median or index. Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income. Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc. 19 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Annuities Segment 20 of 51

Ameriprise Financial, Inc. Annuities Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Annuities Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 203 $ 189 $ 188 $ 195 $ 198 $ 603 $ 581 $ (5) (2)% $ (22) (4)% $ 3 2 % Distribution fees 89 82 84 85 88 265 257 (1) (1)% (8) (3)% 3 4 % Net investment income 159 160 156 139 130 484 425 (29) (18)% (59) (12)% (9) (6)% Premiums 29 28 34 31 26 80 91 (3) (10)% 11 14% (5) (16)% Other revenues 148 154 142 170 175 431 487 27 18% 56 13% 5 3 % Total revenues 628 613 604 620 617 1,863 1,841 (11) (2)% (22) (1)% (3) - Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 628 613 604 620 617 1,863 1,841 (11) (2)% (22) (1)% (3) - Expenses Distribution expenses 107 102 104 105 112 330 321 5 5% (9) (3)% 7 7 % Interest credited to fixed accounts 117 116 109 112 113 345 334 (4) (3)% (11) (3)% 1 1 % Benefits, claims, losses and settlement expenses 182 164 164 168 158 501 490 (24) (13)% (11) (2)% (10) (6)% Amortization of deferred acquisition costs 33 47 42 46 56 134 144 23 70% 10 7% 10 22 % Interest and debt expense 10 11 11 10 9 29 30 (1) (10)% 1 3% (1) (10)% General and administrative expense 50 54 46 50 49 147 145 (1) (2)% (2) (1)% (1) (2)% Adjusted operating expenses 499 494 476 491 497 1,486 1,464 (2) - (22) (1)% 6 1 % Pretax adjusted operating earnings $ 129 $ 119 $ 128 $ 129 $ 120 $ 377 $ 377 $ (9) (7)% $ - - $ (9) (7)% Pretax adjusted operating margin 20.5% 19.4% 21.2% 20.8% 19.4% 20.2% 20.5% (1.1)% 0.3% (1.4)% Return on Capital Allocated capital $ 1,886 $ 1,892 $ 1,770 $ 1,741 $ 1,802 $ 1,886 $ 1,802 $ (84) (4)% $ (84) (4)% $ 61 4 % Adjusted operating return on allocated capital (1) 18.6% 21.9% 22.2% 22.9% 22.7% 18.6% 22.7% 4.1% 4.1% (0.2)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Product Information Variable Annuities Pretax adjusted operating earnings $ 123 $ 115 $ 115 $ 119 $ 105 $ 343 $ 339 $ (18) (15)% $ (4) (1)% $ (14) (12)% Allocated capital (1) $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ 650 $ - - $ - - $ - - Adjusted operating return on allocated capital (2) 49.8% 59.4% 59.5% 60.6% 58.2% 49.8% 58.2% 8.4% 8.4% (2.4)% Fixed Annuities (3) Pretax adjusted operating earnings $ 6 $ 4 $ 13 $ 10 $ 15 $ 34 $ 38 $ 9 # $ 4 12% $ 5 50 % Allocated capital $ 1,236 $ 1,242 $ 1,120 $ 1,091 $ 1,152 $ 1,236 $ 1,152 $ (84) (7)% $ (84) (7)% $ 61 6 % Adjusted operating return on allocated capital (2) 2.6% 2.6% 2.4% 2.3% 3.0% 2.6% 3.0% 0.4% 0.4% 0.7 % Variable Annuities Rollforward Beginning balance $ 78,288 $ 79,444 $ 72,042 $ 76,875 $ 78,054 $ 80,340 $ 72,042 $ (234) - $ (8,298) (10)% $ 1,179 2 % Deposits 1,063 1,017 867 1,030 1,083 3,441 2,980 20 2% (461) (13)% 53 5 % Withdrawals and terminations (1,889) (1,803) (1,722) (1,891) (1,774) (5,955) (5,387) 115 6% 568 10% 117 6 % Net flows (826) (786) (855) (861) (691) (2,514) (2,407) 135 16% 107 4% 170 20 % Investment performance and interest credited 1,982 (6,616) 5,688 2,040 87 1,618 7,815 (1,895) (96)% 6,197 # (1,953) (96)% Other - - - - 2 - 2 2 - 2 - 2 - Total ending balance - contract accumulation values $ 79,444 $ 72,042 $ 76,875 $ 78,054 $ 77,452 $ 79,444 $ 77,452 $ (1,992) (3)% $ (1,992) (3)% $ (602) (1)% Variable annuities fixed sub-accounts $ 5,127 $ 5,129 $ 5,127 $ 5,114 $ 5,122 $ 5,127 $ 5,122 $ (5) - $ (5) - $ 8 - Fixed Deferred Annuities Rollforward Beginning balance $ 9,003 $ 8,875 $ 8,714 $ 8,588 $ 8,490 $ 9,320 $ 8,714 $ (513) (6)% $ (606) (7)% $ (98) (1)% Deposits 49 60 89 94 65 151 248 16 33% 97 64% (29) (31)% Withdrawals and terminations (248) (289) (284) (260) (215) (808) (759) 33 13% 49 6% 45 17 % Net flows (199) (229) (195) (166) (150) (657) (511) 49 25% 146 22% 16 10 % Policyholder interest credited 71 68 68 69 68 212 205 (3) (4)% (7) (3)% (1) (1)% Other - - 1 (1) 1 - 1 1 - 1 - 2 # Total ending balance - contract accumulation values $ 8,875 $ 8,714 $ 8,588 $ 8,490 $ 8,409 $ 8,875 $ 8,409 $ (466) (5)% $ (466) (5)% $ (81) (1)% Capitalized interest $ (1) $ 1 $ - $ - $ - $ - $ - $ 1 # $ - - $ - - Payout Annuities Reserve Balance $ 2,089 $ 2,082 $ 2,078 $ 2,072 $ 2,060 $ 2,089 $ 2,060 $ (29) (1)% $ (29) (1)% $ (12) (1)% 21 of 51

Ameriprise Financial, Inc. Annuities Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Tax Equivalent Spread - Fixed Deferred Annuities (4) Gross rate of return on invested assets (5) 4.1% 4.1% 4.0% 4.0% 3.9% 4.2% 4.0% (0.2)% (0.2)% (0.1)% Crediting rate excluding capitalized interest (3.2)% (3.2)% (3.2)% (3.3)% (3.3)% (3.2)% (3.3)% (0.1)% (0.1)% - Tax equivalent margin spread 0.9% 0.9% 0.8% 0.7% 0.6% 1.0% 0.7% (0.3)% (0.3)% (0.1)% Total Variable Annuities DAC Beginning balance $ 1,770 $ 1,803 $ 1,733 $ 1,763 $ 1,756 $ 1,747 $ 1,733 $ (14) (1)% $ (14) (1)% $ (7) - Capitalization 40 39 34 39 41 128 114 1 3% (14) (11)% 2 5 % Non adjusted operating amortization 14 (63) 28 4 4 21 36 (10) (71)% 15 71% - - Amortization per income statement (25) (44) (18) (36) (78) (117) (132) (53) # (15) (13)% (42) # Other 4 (2) (14) (14) (4) 24 (32) (8) # (56) # 10 71 % Total ending balance $ 1,803 $ 1,733 $ 1,763 $ 1,756 $ 1,719 $ 1,803 $ 1,719 $ (84) (5)% $ (84) (5)% $ (37) (2)% Total Fixed Deferred Annuities DAC Beginning balance $ 87 $ 84 $ 81 $ 64 $ 53 $ 71 $ 81 $ (34) (39)% $ 10 14% $ (11) (17)% Capitalization - 2 1 3 2 2 6 2 - 4 # (1) (33)% Non adjusted operating amortization - (1) - - - - - - - - - - - Amortization per income statement (8) (3) (6) (4) - (17) (10) 8 # 7 41% 4 # Other 5 (1) (12) (10) (2) 28 (24) (7) # (52) # 8 80 % Total ending balance $ 84 $ 81 $ 64 $ 53 $ 53 $ 84 $ 53 $ (31) (37)% $ (31) (37)% $ - - (1) The variable annuity allocated capital calculation takes into account the capital necessary to support the business, recognizing the established reserves and potential future interest rate changes. (2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. (3) Includes payout annuities. (4) Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed deferred annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets. (5) In the 3rd quarter of 2018 through the 3rd quarter of 2019, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 4.1%, 4.0%, 4.0%, 3.9% and 3.9% respectively. # Variance equal to or greater than 100%. 22 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Protection Segment 23 of 51

Ameriprise Financial, Inc. Protection Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Protection Segment Adjusted Operating Income Statements Revenues Management and financial advice fees $ 12 $ 11 $ 11 $ 11 $ 11 $ 36 $ 33 $ (1) (8)% $ (3) (8)% $ - - Distribution fees 23 24 23 23 24 69 70 1 4% 1 1% 1 4 % Net investment income 73 73 78 76 77 216 231 4 5% 15 7% 1 1 % Premiums 51 51 50 51 50 153 151 (1) (2)% (2) (1)% (1) (2)% Other revenues 169 101 100 98 103 362 301 (66) (39)% (61) (17)% 5 5 % Total revenues 328 260 262 259 265 836 786 (63) (19)% (50) (6)% 6 2 % Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 328 260 262 259 265 836 786 (63) (19)% (50) (6)% 6 2 % Expenses Distribution expenses 12 12 11 11 11 36 33 (1) (8)% (3) (8)% - - Interest credited to fixed accounts 52 51 52 52 54 149 158 2 4% 9 6% 2 4 % Benefits, claims, losses and settlement expenses 171 77 74 81 92 327 247 (79) (46)% (80) (24)% 11 14 % Amortization of deferred acquisition costs (6) 14 14 13 12 21 39 18 # 18 86% (1) (8)% Interest and debt expense 4 3 4 4 4 11 12 - - 1 9% - - General and administrative expense 35 36 33 33 35 104 101 - - (3) (3)% 2 6 % Adjusted operating expenses 268 193 188 194 208 648 590 (60) (22)% (58) (9)% 14 7 % Pretax adjusted operating earnings $ 60 $ 67 $ 74 $ 65 $ 57 $ 188 $ 196 $ (3) (5)% $ 8 4% $ (8) (12)% Pretax adjusted operating margin 18.3% 25.8% 28.2% 25.1% 21.5% 22.5% 24.9% 3.2% 2.4% (3.6)% Return on Capital Allocated capital $ 759 $ 850 $ 773 $ 743 $ 769 $ 759 $ 769 $ 10 1% $ 10 1% $ 26 3 % Adjusted operating return on allocated capital (1) 23.3% 27.2% 27.6% 28.3% 28.1% 23.3% 28.1% 4.8% 4.8% (0.2)% (1) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. # Variance equal to or greater than 100%. 24 of 51

Ameriprise Financial, Inc. Protection Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Cash Sales VUL / UL (1) $ 76 $ 75 $ 56 $ 70 $ 71 $ 222 $ 197 $ (5) (7)% $ (25) (11)% $ 1 1 % Term and whole life 2 2 2 2 2 6 6 - - - - - - Disability insurance 1 - 1 1 1 3 3 - - - - - - Total cash sales $ 79 $ 77 $ 59 $ 73 $ 74 $ 231 $ 206 $ (5) (6)% $ (25) (11)% $ 1 1 % VUL / UL Policyholder Account Balances Beginning balance $ 12,541 $ 12,763 $ 11,951 $ 12,578 $ 12,790 $ 12,534 $ 11,951 $ 249 2% $ (583) (5)% $ 212 2 % Premiums and deposits 248 260 231 248 248 757 727 - - (30) (4)% - - Investment performance and interest 301 (758) 720 270 58 455 1,048 (243) (81)% 593 # (212) (79)% Withdrawals and surrenders (326) (316) (324) (305) (311) (982) (940) 15 5% 42 4% (6) (2)% Other (1) 2 - (1) - (1) (1) 1 # - - 1 # Total ending balance $ 12,763 $ 11,951 $ 12,578 $ 12,790 $ 12,785 $ 12,763 $ 12,785 $ 22 - $ 22 - $ (5) - Premiums by Product Term and whole life $ 11 $ 10 $ 11 $ 11 $ 10 $ 33 $ 32 $ (1) (9)% $ (1) (3)% $ (1) (9)% Disability insurance 34 35 33 34 34 103 101 - - (2) (2)% - - Intercompany premiums 6 6 6 6 6 17 18 - - 1 6% - - Total premiums by product $ 51 $ 51 $ 50 $ 51 $ 50 $ 153 $ 151 $ (1) (2)% $ (2) (1)% $ (1) (2)% DAC Rollforward Life and Health Beginning balance $ 891 $ 926 $ 944 $ 926 $ 900 $ 839 $ 944 $ 9 1% $ 105 13% $ (26) (3)% Capitalization 22 21 19 20 20 62 59 (2) (9)% (3) (5)% - - Non adjusted operating amortization 4 (1) 11 6 (12) 3 5 (16) # 2 67% (18) # Amortization per income statement 6 (14) (14) (13) (9) (21) (36) (15) # (15) (71)% 4 31 % Other 3 12 (34) (39) (48) 43 (121) (51) # (164) # (9) (23)% Total ending balance $ 926 $ 944 $ 926 $ 900 $ 851 $ 926 $ 851 $ (75) (8)% $ (75) (8)% $ (49) (5)% Life Insurance in Force $ 195,369 $ 195,146 $ 194,888 $ 194,976 $ 194,806 $ 195,369 $ 194,806 $ (563) - $ (563) - $ (170) - Net Amount at Risk $ 40,035 $ 40,629 $ 39,800 $ 39,472 $ 39,318 $ 40,035 $ 39,318 $ (717) (2)% $ (717) (2)% $ (154) - Net Policyholder Reserves VUL / UL $ 12,116 $ 11,243 $ 11,975 $ 12,232 $ 12,202 $ 12,116 $ 12,202 $ 86 1% $ 86 1% $ (30) - Term and whole life 191 189 188 186 184 191 184 (7) (4)% (7) (4)% (2) (1)% Disability insurance 523 524 523 519 518 523 518 (5) (1)% (5) (1)% (1) - Other insurance 723 715 706 700 690 723 690 (33) (5)% (33) (5)% (10) (1)% Total net policyholder reserves $ 13,553 $ 12,671 $ 13,392 $ 13,637 $ 13,594 $ 13,553 $ 13,594 $ 41 - $ 41 - $ (43) - (1) Includes lump sum deposits. # Variance equal to or greater than 100%. 25 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Corporate & Other Segment 26 of 51

Ameriprise Financial, Inc. Corporate & Other Segment Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Product Information (1) Corporate excluding Long Term Care and Auto & Home Adjusted operating total net revenues $ (22) $ (6) $ (14) $ (11) $ (11) $ (42) $ (36) $ 11 50% $ 6 14% $ - - Adjusted operating expenses 46 41 64 68 62 144 194 16 35% 50 35% (6) (9)% Pretax adjusted operating earnings (loss) $ (68) $ (47) $ (78) $ (79) $ (73) $ (186) $ (230) $ (5) (7)% $ (44) (24)% $ 6 8 % Long Term Care Adjusted operating total net revenues $ 69 $ 72 $ 68 $ 68 $ 69 $ 202 $ 205 $ - - $ 3 1% $ 1 1 % Adjusted operating expenses 122 77 62 64 77 258 203 (45) (37)% (55) (21)% 13 20 % Pretax adjusted operating earnings (loss) $ (53) $ (5) $ 6 $ 4 $ (8) $ (56) $ 2 $ 45 85% $ 58 # $ (12) # Allocated capital $ 686 $ 714 $ 697 $ 699 $ 686 $ 686 $ 686 $ - - $ - - $ (13) (2)% Auto and Home Insurance Pretax adjusted operating earnings (loss) $ 1 $ 3 $ 9 $ 14 $ (10) $ (13) $ 13 $ (11) # $ 26 # $ (24) # Allocated capital $ 626 $ 627 $ 632 $ 638 $ 630 $ 626 $ 630 $ 4 1% $ 4 1% $ (8) (1)% Adjusted operating return on allocated capital (2) (2.9)% (1.3)% (0.8)% 3.5% 2.1% (2.9)% 2.1% 5.0% 5.0% (1.4)% Total Auto and Home catastrophe losses $ 16 $ 12 $ 14 $ 18 $ 33 $ 70 $ 65 $ 17 # $ (5) (7)% $ 15 83 % Cash Sales Auto and home 297 268 284 286 303 843 873 6 2% 30 4% 17 6 % Premiums Auto and home 265 266 270 276 281 774 827 16 6% 53 7% 5 2 % Net Policyholder Reserves Auto and home loss and LAE reserves 628 604 599 587 609 628 609 (19) (3)% (19) (3)% 22 4 % Auto and Home Insurance Details Policy count (thousands) 883 861 853 850 846 883 846 (37) (4)% (37) (4)% (4) - Catastrophe loss ratio 6.4% 4.7% 5.1% 6.6% 11.7% 9.3% 7.9% 5.3% (1.4)% 5.1 % Non-catastrophe /other loss ratio 80.2% 81.2% 78.5% 77.1% 80.6% 80.0% 78.7% 0.4% (1.3)% 3.5 % Expense ratio 18.4% 18.4% 18.3% 16.9% 16.8% 18.0% 17.3% (1.6)% (0.7)% (0.1)% Combined ratio 105.0% 104.3% 101.9% 100.6% 109.1% 107.3% 103.9% 4.1% (3.4)% 8.5% (1) See Exhibit B for details on Long Term Care and Corporate Excluding Long Term Care and Auto & Home (2) Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. # Variance equal to or greater than 100%. 27 of 51

Ameriprise Financial, Inc. Eliminations (1) Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Eliminations Adjusted Operating Income Statements Revenues Management and financial advice fees $ (34) $ (34) $ (33) $ (35) $ (35) $ (102) $ (103) $ (1) (3)% $ (1) (1)% $ - - Distribution fees (310) (298) (288) (303) (313) (945) (904) (3) (1)% 41 4% (10) (3)% Net investment income (3) (2) (5) (5) (7) (5) (17) (4) # (12) # (2) (40)% Premiums (9) (9) (9) (8) (8) (25) (25) 1 11% - - - - Other revenues - - - - - - - - - - - - - Total revenues (356) (343) (335) (351) (363) (1,077) (1,049) (7) (2)% 28 3% (12) (3)% Banking and deposit interest expense (2) (2) (2) (2) (1) (4) (5) 1 50% (1) (25)% 1 50 % Adjusted operating total net revenues (354) (341) (333) (349) (362) (1,073) (1,044) (8) (2)% 29 3% (13) (4)% Expenses Distribution expenses (333) (321) (310) (324) (337) (1,014) (971) (4) (1)% 43 4% (13) (4)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses (3) (2) (4) (5) (4) (11) (13) (1) (33)% (2) (18)% 1 20 % Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense - (1) (3) (4) (4) - (11) (4) - (11) - - - General and administrative expense (18) (17) (16) (16) (17) (48) (49) 1 6% (1) (2)% (1) (6)% Adjusted operating expenses (354) (341) (333) (349) (362) (1,073) (1,044) (8) (2)% 29 3% (13) (4)% Pretax adjusted operating earnings $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - (1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses. # Variance equal to or greater than 100%. 28 of 51

Statistical Supplement Package (unaudited) Third Quarter 2019 Balance Sheet and Ratings Information 29 of 51

Ameriprise Financial, Inc. Consolidated Balance Sheets Third Quarter 2019 (in millions, unaudited) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Assets Cash and cash equivalents $ 2,389 $ 2,931 $ 3,259 $ 4,302 $ 5,290 Cash of consolidated investment entities 89 166 88 59 102 Investments 35,610 35,825 33,463 35,300 35,725 Investments of consolidated investment entities 1,310 1,706 1,740 1,707 1,650 Separate account assets 86,592 77,925 83,571 84,926 84,067 Receivables 6,042 6,173 7,434 7,412 7,328 Receivables of consolidated investment entities 5 12 28 23 20 Deferred acquisition costs 2,832 2,776 2,757 2,713 2,626 Restricted and segregated cash and investments 2,493 2,910 2,564 2,377 2,174 Other assets 7,828 6,792 7,472 7,832 8,545 Other assets of consolidated investment entities 1 - - - - Assets held for sale - - 2,027 2,027 1,986 Total Assets $ 145,191 $ 137,216 $ 144,403 $ 148,678 $ 149,513 Liabilities Policyholder account balances, future policy benefits and claims $ 29,204 $ 30,124 $ 29,463 $ 30,183 $ 31,146 Separate account liabilities 86,592 77,925 83,571 84,926 84,067 Customer deposits 10,758 11,545 11,520 13,273 13,436 Short-term borrowings 201 201 201 201 201 Long-term debt 2,870 2,867 3,394 3,104 3,101 Debt of consolidated investment entities 1,370 1,743 1,731 1,707 1,670 Accounts payable and accrued expenses 1,867 1,862 1,596 1,686 1,783 Other liabilities 6,697 5,239 5,808 6,366 6,925 Other liabilities of consolidated investment entities 14 122 105 61 82 Liabilities held for sale - - 1,171 1,141 1,105 Total Liabilities 139,573 131,628 138,560 142,648 143,516 Equity Ameriprise Financial Common shares ($.01 par) 3 3 3 3 3 Additional paid-in capital 8,214 8,260 8,270 8,337 8,392 Retained earnings 12,498 12,909 13,172 13,530 13,944 Treasury stock (14,853) (15,293) (15,637) (16,109) (16,679) Accumulated other comprehensive income, net of tax (244) (291) 35 269 337 Total Equity 5,618 5,588 5,843 6,030 5,997 Total Liabilities and Equity $ 145,191 $ 137,216 $ 144,403 $ 148,678 $ 149,513 30 of 51

Ameriprise Financial, Inc. Capital and Ratings Information Third Quarter 2019 (in millions unless otherwise noted, unaudited) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 3,350 $ 3,050 $ 3,050 Finance Lease Liabilities 28 25 55 64 61 Fair value of hedges, unamortized discount and debt issuance costs (8) (8) (11) (10) (10) Total Ameriprise Financial long-term debt 2,870 2,867 3,394 3,104 3,101 Non-recourse debt of consolidated investment entities 1,370 1,743 1,731 1,707 1,670 Total long-term debt $ 4,240 $ 4,610 $ 5,125 $ 4,811 $ 4,771 Total Ameriprise Financial long-term debt $ 2,870 $ 2,867 $ 3,394 $ 3,104 $ 3,101 Fair value of hedges, unamortized discount and debt issuance costs 8 8 11 10 10 Finance lease liabilities (28) (25) (55) (64) (61) Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities (1) $ 2,850 $ 2,850 $ 3,350 $ 3,050 $ 3,050 Total equity (2) $ 5,618 $ 5,588 $ 5,843 $ 6,030 $ 5,997 Equity of consolidated investment entities 1 (1) (1) (1) - (1) Total equity excluding CIEs $ 5,619 $ 5,587 $ 5,842 $ 6,029 $ 5,997 Total Ameriprise Financial capital $ 8,488 $ 8,455 $ 9,237 $ 9,134 $ 9,098 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) $ 8,469 $ 8,437 $ 9,192 $ 9,079 $ 9,047 Debt to capital Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.8% 33.9% 36.7% 34.0% 34.1 % Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs (1) 33.7% 33.8% 36.4% 33.6% 33.7 % A.M. Best Standard & Poor’s Rating Moody’s Investors Ratings (as of September 30, 2019 earnings release date) Company Services Service, Inc. Claims Paying Ratings (3) RiverSource Life Insurance Company A+ AA- Aa3 Ameriprise Captive Insurance Company A N/R N/R Debt Ratings (3) Ameriprise Financial, Inc. a- A A3 (1) See non-GAAP financial information on pg 33. Non-GAAP financial measure reconciliations can be found on page 48. (2) Includes accumulated other comprehensive income, net of tax. (3) For the most current ratings information, please see the individual rating agency's website. N/R - Not Rated. 31 of 51

Ameriprise Financial, Inc. Ameriprise Financial Investments (1) Third Quarter 2019 (in millions unless otherwise noted, unaudited) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Cash and cash equivalents $ 2,389 $ 2,931 $ 3,259 $ 4,302 $ 5,290 Investments - Ending Balances Available-for-Sale Securities Corporate debt securities 14,391 14,066 12,938 12,660 12,508 Residential mortgage backed securities 6,225 6,329 6,301 7,770 8,112 Commercial mortgage backed securities 4,595 4,877 4,801 5,158 5,275 Asset backed securities 1,477 1,398 1,303 1,559 1,680 Total mortgage and other asset backed securities 12,297 12,604 12,405 14,487 15,067 State and municipal obligations 2,359 2,345 1,424 1,443 1,428 US government and agency obligations 1,495 1,745 1,710 1,763 1,693 Foreign government bonds and obligations 298 298 287 289 271 Total other 4,152 4,388 3,421 3,495 3,392 Total available-for-sale securities 30,840 31,058 28,764 30,642 30,967 Commercial mortgage loans 2,703 2,715 2,663 2,681 2,723 Allowance for loan losses (19) (19) (19) (19) (19) Commercial mortgage loans, net 2,684 2,696 2,644 2,662 2,704 Policy loans 854 861 854 861 864 Other investments 1,232 1,210 1,201 1,135 1,190 Total investments 35,610 35,825 33,463 35,300 35,725 Total cash, cash equivalents and investments $ 37,999 $ 38,756 $ 36,722 $ 39,602 $ 41,015 Net unrealized gain Available-for-Sale Securities $ 497 $ 387 $ 993 $ 1,551 $ 1,855 AFS Fixed Maturity Asset Quality - % AAA 41% 43% 46% 50% 51 % AA 6% 5% 5% 4% 4 % AFS securities AA and above 47% 48% 51% 54% 55 % A 14% 13% 11% 12% 11 % BBB 36% 36% 35% 31% 31 % Below investment grade 3% 3% 3% 3% 3 % Total AFS fixed maturity asset quality - % 100% 100% 100% 100% 100 % Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments 4% 3% 4% 4% 3% (1) Investments excluding investments of CIEs. 32 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Information Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP). This report includes information on both a U.S. GAAP and non-GAAP basis. Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis. Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters. See the reconciliations on pages 6, 15, 47 and 48. These non-GAAP measures include: • Adjusted operating earnings; • Adjusted operating earnings per diluted share; • Adjusted operating effective tax rate; • Adjusted operating return on equity excluding AOCI; • Adjusted operating total net revenues; • Basic adjusted operating earnings per share; • Net adjusted operating earnings; • Net adjusted operating revenues; • Net pretax adjusted operating margin; • Pretax adjusted operating earnings; • Pretax adjusted operating margin; • Return on equity excluding AOCI; • Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities; • Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs; • Total equity excluding AOCI; • Total equity excluding CIEs; • Total equity excluding CIEs and AOCI Reclassification Certain prior period information has been restated to conform to current period presentation. 33 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology - Segments Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. These services are centered on long-term, personal relationships between our advisors and our clients and focus on helping clients confidently achieve their financial goals. Our advisors provide a distinctive approach to financial planning and have access to a broad selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from bank and certificate products. This segment earns revenues (distribution fees) for providing non-affiliated products and intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Asset Management - This segment provides investment management advice and investment products to retail, high net worth and institutional clients on a global scale through Columbia Threadneedle Investments. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products for non-U.S. investors are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Retail products include U.S. mutual funds and their non-U.S. equivalents, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, individually managed accounts, collateralized loan obligations, hedge funds or alternative strategies, collective funds and property funds. Collateralized loan obligations, hedge funds or alternative strategies and certain private funds are often classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition our Asset Management segment provides all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments. Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and our fixed annuity products are distributed through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed deferred annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities with a non-life contingent feature and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Revenues for our immediate annuities with a life contingent feature are earned as premium revenue. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life and disability income. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. We issue insurance policies through our life insurance subsidiaries. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance- related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment. Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses. It also includes the results of our closed-block long term care business and IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). This segment also includes revenues and expenses of consolidated investment entities, which are excluded on an adjusted operating basis. 34 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Adjusted Operating Earnings - Net income attributable to Ameriprise Financial excluding the impact of CIEs, net of tax; integration and restructuring charges, net of tax; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization, net of tax; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization, net of tax; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual, net of tax; the mean reversion related impacts, net of tax; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net of tax; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual, net of tax; and income (loss) from discontinued operations. Adjusted Operating Expenses - Total expenses excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization; the mean reversion related impacts; net realized investment gains or losses, net of DSIC and DAC amortization. Adjusted Operating Net Investment Income - Net investment income excluding net realized investment gains (losses), market impact of hedges on investments and net investment income from consolidated investment entities. Adjusted Operating Return on Allocated Capital - Calculated using adjusted operating earnings subject to the quarterly adjusted operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator. Adjusted operating earnings for each product line are based on the target level of assets which are based on management's best estimate after considering regulatory and rating agency requirements. Adjusted Operating Total Net Revenues - Total net revenues attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on indexed universal life benefits, net of unearned revenue amortization and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, unearned revenue amortization and the reinsurance accrual. Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia. Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and capital lease obligations, fair value of hedges, debt issuance costs and unamortized discount on Ameriprise Financial long-term debt, is based on management's best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies. Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital. For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non adjusted operating items except for CIEs. Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Loan Obligations ("CLO"). Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests. AOCI - Accumulated other comprehensive income (loss), net of tax. Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies' products that we offer outside of our advisory wrap accounts. These assets include those held in clients' brokerage accounts. We generally record revenues received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority. Assets Under Advisement - Assets under advisement include external client assets for which we provide advisory services, such as model portfolios. We earn a fee on these assets but do not have full discretionary authority. Assets Under Management - Assets under management include external client assets for which we provide investment management services, such as the assets of the Columbia Threadneedle funds, assets of institutional clients and advisory assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide advisory services such as model portfolios, but do not have full discretionary investment authority. Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance). Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily "client initiated" activity that results in an incremental increase in assets or premiums in force (but doesn't need to result in time of sale revenue), or activity that doesn't increase assets or premiums in force, but generates "fee revenue". Consolidated Investment Entities ("CIEs") - CIEs include variable interest entities, such as property funds and CLOs, required to be consolidated under current accounting standards. DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates. Deferred Acquisition Costs and Amortization - Deferred acquisition costs ("DAC") represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities. DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits. Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company. Market Impact of Hedges on Investments - The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments. 35 of 51

Ameriprise Financial, Inc. Glossary of Selected Terminology Market Impact on Fixed Index Annuity Benefits - The impact of changes in financial market conditions on benefit costs associated with fixed index annuity benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual. This market impact includes the risk margin and nonperformance spread impact. Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization. The market impact includes the risk margin and nonperformance spread impact. Mean Reversion Related Impacts - The impact on variable annuity and variable universal life for the difference between assumed and updated separate account investment performance on DAC, DSIC, and unearned revenue amortization, reinsurance accrual, and additional insurance benefit reserves. The updated separate account investment performance includes actual investment performance in the current period and the impact of changes in financial market conditions on the assumptions for future investment performance. Net Adjusted Operating Earnings - Asset management segment pretax adjusted operating earnings less adjusted operating net investment income plus amortization of intangibles. Net Adjusted Operating Revenues - Asset management segment adjusted operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues. Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance. Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends. Net New Flows - Retail fund inflows less outflows. Net Pretax Adjusted Operating Margin - An internal measure designed to calculate adjusted operating margins on a basis comparable to other asset management companies. A ratio representing net adjusted operating earnings as a percentage of net adjusted operating revenues for the asset management segment. Net Realized Investment Gains (Losses) - The net of realized investment gains and realized investment losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual. Pretax Adjusted Operating Earnings - Income attributable to Ameriprise Financial excluding the impact of CIEs; integration and restructuring charges; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the mean reversion related impacts; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; net realized investment gains or losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual and income (loss) from discontinued operations. Pretax Adjusted Operating Margin - A ratio representing pretax adjusted operating earnings as a percentage of adjusted operating total net revenues. Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues. Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits, fixed index annuity benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life's nonperformance spread, net of related impacts on DAC, DSIC and unearned revenue as well as a reinsurance accrual for indexed universal life. Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client. Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services. Total Ameriprise Financial Capital - Total equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs. Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of consolidated investment entities. Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay a fee based on the advisory assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses. 36 of 51

Exhibit A Statistical Supplement Package (unaudited) Third Quarter 2019 Disclosed Items 37 of 51

Ameriprise Financial, Inc. Disclosed Items 3 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Securities Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (4) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Gains/(Losses) Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - $ - Distribution fees - - - - - - - - - - - Net investment income - - - (4) - (10) - 24 4 (9) - Premiums - - - - - - - - - - - Other revenues - - - - - (3) 17 - - - - Total revenues - - - (4) - (13) 17 22 4 (9) - Banking and deposit interest expense - - - - - - - - - - - Total net revenues - - - (4) - (13) 17 22 4 (9) - Expenses Distribution expenses - - - - - - - - - - - Interest credited to fixed accounts - 1 - - - - (40) - - - - Benefits, claims, losses and settlement expenses 25 - (6) - - - - - - - - Amortization of deferred acquisition costs 10 - 8 - 1 (2) 9 - - - - Interest and debt expense - - - - - - - 22 - - - General and administrative expense - - - - - - - 1 - - 2 Total expenses 35 1 2 - 1 (2) (31) 23 - - 2 Pretax segment income (loss) $ (35) $ (1) $ (2) $ (4) $ (1) $ (11) $ 48 $ (1) $ 4 $ (9) $ (2) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Valuation Valuation Auto & Home Valuation Gain on Affordable Housing Excess Tax Benefits Assumption & Assumption & Catastrophe Assumption & the sale of Investment from Share- (9) (9) (10) (9) (11) (12) (13) (in millions, unaudited) Model Changes Model Changes Losses Model Changes Real Estate Adjustment Based Payments Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - Net investment income - - - - - (10) - Premiums - - - - - - - Other revenues - 5 - - 7 - - Total revenues - 5 - - 7 (10) - Banking and deposit interest expense - - - - - - - Adjusted operating total net revenue - 5 - - 7 (10) - Expenses Distribution expenses - - - - - - - Interest credited to fixed accounts - - - - - - - Benefits, claims, losses and settlement expenses (12) 16 33 8 - - - Amortization of deferred acquisition costs 11 2 - - - - - Interest and debt expense - - - - - - - General and administrative expense - - - - - - - Adjusted operating expenses (1) 18 33 8 - - - Pretax adjusted operating earnings $ 1 $ (13) $ (33) $ (8) $ 7 $ (10) $ - Tax benefit (expense) $ 4 (1) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $6 million net benefit related to hedged variable annuity benefits $8 million increase in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $40 million net benefit related to hedged indexed universal life benefits $9 million increase in DAC amortization resulting from hedged indexed universal life benefits $17 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review (10) Total auto and home catastrophe losses (11) Reflects net proceeds of gain on the sale of the Oakridge facility (12) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (13) Excess tax benefits (deficiencies) related to share-based compensation 38 of 51

Ameriprise Financial, Inc. Disclosed Items 2 Qtr 2019 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Related Fixed Index VA Guaranteed Related Securities Indexed Universal Securities of Hedges Integration/Restructuring (1) (2) (3) (1) (4) (5) (6) (4) (7) (8) (in millions, unaudited) Impacts Annuity Benefits Benefits Impacts Gains/(Losses) Life Benefits CIEs Gains/(Losses) on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ (1) $ - $ - $ - Distribution fees - - - - - - - - - - Net investment income - - - - 1 - 25 (1) (18) - Premiums - - - - - - - - - - Other revenues - - - - - (8) - - - - Total revenues - - - - 1 (8) 24 (1) (18) - Banking and deposit interest expense - - - - - - - - - - Total net revenues - - - - 1 (8) 24 (1) (18) - Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - (1) - - - 23 - - - - Benefits, claims, losses and settlement expenses (11) - 64 - - - - - - - Amortization of deferred acquisition costs (6) - (4) (1) - (5) - - - - Interest and debt expense - - - - - - 22 - - - General and administrative expense - - - - - - 1 - - 2 Total expenses (17) (1) 60 (1) - 18 23 - - 2 Pretax segment income (loss) $ 17 $ 1 $ (60) $ 1 $ 1 $ (26) $ 1 $ (1) $ (18) $ (2) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Excess Tax Benefits Catastrophe from Share- (9) (10) (in millions, unaudited) Losses Based Payments Revenues Management and financial advice fees $ - $ - Distribution fees - - Net investment income - - Premiums - - Other revenues - - Total revenues - - Banking and deposit interest expense - - Adjusted operating total net revenue - - Expenses Distribution expenses - - Interest credited to fixed accounts - - Benefits, claims, losses and settlement expenses 18 - Amortization of deferred acquisition costs - - Interest and debt expense - - General and administrative expense - - Adjusted operating expenses 18 - Pretax adjusted operating earnings $ (18) $ - Tax benefit (expense) $ 3 (1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Fixed index annuity benefit impacts include: $1 million net benefit related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (3) Variable annuity guaranteed benefit impacts include: $64 million net expense related to hedged variable annuity benefits $4 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (5) Indexed universal life benefit impacts include: $23 million net expense related to hedged indexed universal life benefits $5 million decrease in DAC amortization resulting from hedged indexed universal life benefits $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (9) Total auto and home catastrophe losses (10) Excess tax benefits (deficiencies) related to share-based compensation 39 of 51

Ameriprise Financial, Inc. Disclosed Items 1 Qtr 2019 Excluded from Adjusted Operating Earnings Asset Management Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Mean Reversion Market Impact on Market Impact Securities Related Securities VA Guaranteed Related Securities Indexed Universal of Hedges Integration/Restructuring (1) (2) (1) (3) (2) (1) (4) (5) (6) (7) (in millions, unaudited) Gains/(Losses) Impacts Gains/(Losses) Benefits Impacts Gains/(Losses) Life Benefits CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - - - Net investment income (1) - 12 - - (2) - 23 (10) (3) Premiums - - - - - - - - - - Other revenues - - - - - - (17) - - - Total revenues (1) - 12 - - (2) (17) 21 (10) (3) Banking and deposit interest expense - - - - - - - - - - Total net revenues (1) - 12 - - (2) (17) 21 (10) (3) Expenses Distribution expenses - - - - - - - - - - Interest credited to fixed accounts - - - - - - 43 - - - Benefits, claims, losses and settlement expenses - (16) - 170 - - - - - - Amortization of deferred acquisition costs - (18) - (28) (2) - (9) - - - Interest and debt expense - - - - - - - 20 - - General and administrative expense - - - - - - - 1 - 4 Total expenses - (34) - 142 (2) - 34 21 - 4 Pretax segment income (loss) $ (1) $ 34 $ 12 $ (142) $ 2 $ (2) $ (51) $ - $ (10) $ (7) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Excess Tax Benefits Catastrophe from Share- (8) (9) (in millions, unaudited) Losses Based Payments Revenues Management and financial advice fees $ - $ - Distribution fees - - Net investment income - - Premiums - - Other revenues - - Total revenues - - Banking and deposit interest expense - - Adjusted operating total net revenues - - Expenses Distribution expenses - - Interest credited to fixed accounts - - Benefits, claims, losses and settlement expenses 14 - Amortization of deferred acquisition costs - - Interest and debt expense - - General and administrative expense - - Adjusted operating expenses 14 - Pretax adjusted operating earnings $ (14) $ - Tax benefit (expense) $ 5 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Variable annuity guaranteed benefit impacts include: $170 million net expense related to hedged variable annuity benefits $28 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Indexed universal life benefit impacts include: $43 million net expense related to hedged indexed universal life benefits $9 million decrease in DAC amortization resulting from hedged indexed universal life benefits $17 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (5) Reflects revenues and expenses of Consolidated Investment Entities (6) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (7) Restructing charges related to the pending sale of IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance) (8) Total auto and home catastrophe losses (9) Excess tax benefits (deficiencies) related to share-based compensation 40 of 51

Ameriprise Financial, Inc. Disclosed Items 4 Qtr 2018 Excluded from Adjusted Operating Earnings Advice & Wealth Annuities Protection Corporate and Eliminations Management Mean Reversion Market Impact on Market Impact on Mean Reversion Market Impact on Market Impact Securities Related Securities VA Guaranteed Fixed Index Related Securities Indexed Universal Securities of Hedges Integration (1) (2) (1) (3) (4) (2) (1) (5) (1) (6) (7) (8) (in millions, unaudited) Gains/(Losses) Impacts Gains/(Losses) Benefits Annuity Benefits Impacts Gains/(Losses) Life Benefits Gains/(Losses) CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - - - - - Net investment income (1) - 3 - - - (3) - (4) 36 (16) - Premiums - - - - - - - - - - - - Other revenues - - - - - - - (2) - - - - Total revenues (1) - 3 - - - (3) (2) (4) 34 (16) - Banking and deposit interest expense - - - - - - - - - - - - Total net revenues (1) - 3 - - - (3) (2) (4) 34 (16) - Expenses Distribution expenses - - - - - - - - - - - - Interest credited to fixed accounts - - - - (1) - - 9 - - - - Benefits, claims, losses and settlement expenses - 39 - (133) - - - - - - - - Amortization of deferred acquisition costs - 29 1 34 - 3 - (2) - - - - Interest and debt expense - - - - - - - - - 32 - - General and administrative expense - - - - - - - - - 3 - 3 Total expenses - 68 1 (99) (1) 3 - 7 - 35 - 3 Pretax segment income (loss) $ (1) $ (68) $ 2 $ 99 $ 1 $ (3) $ (3) $ (9) $ (4) $ (1) $ (16) $ (3) Included in Adjusted Operating Earnings Corporate Consolidated Auto & Home Department of Excess Tax Benefits Catastrophe Labor Implementation Severance from Share- (9) (10) (11) (12) (in millions, unaudited) Losses Costs Expense Based Payments Revenues Management and financial advice fees $ - $ - $ - $ - Distribution fees - - - - Net investment income - - - - Premiums - - - - Other revenues - - - - Total revenues - - - - Banking and deposit interest expense - - - - Adjusted operating total net revenues - - - - Expenses Distribution expenses - - - - Interest credited to fixed accounts - - - - Benefits, claims, losses and settlement expenses 12 - - - Amortization of deferred acquisition costs - - - - Interest and debt expense - - - - General and administrative expense - 1 1 - Adjusted operating expenses 12 1 1 - Pretax adjusted operating earnings $ (12) $ (1) $ (1) $ - Tax benefit (expense) $ 2 (1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (2) Increase in DAC and DSIC amortization and increase in reserve accrual for SOP 03-1 reserves for living benefit guarantees (3) Variable annuity guaranteed benefit impacts include: $133 million net benefit related to hedged variable annuity benefits $34 million increase in DAC and DSIC amortization resulting from hedged benefits (4) Fixed index annuity benefit impacts include: $1 million net benefit related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (5) Indexed universal life benefit impacts include: $9 million net expense related to hedged indexed universal life benefits $2 million decrease in DAC amortization resulting from hedged indexed universal life benefits $2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (9) Total auto and home catastrophe losses (10) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (11) Severance expense (12) Excess tax benefits (deficiencies) related to share-based compensation 41 of 51

Ameriprise Financial, Inc. Disclosed Items 3 Qtr 2018 Excluded from Adjusted Operating Earnings Annuities Protection Corporate and Eliminations Mean Reversion Market Impact on Market Impact on Market Impact on Market Impact Related Securities VA Guaranteed Fixed Index Indexed Universal Securities of Hedges Integration (1) (2) (3) (4) (5) (2) (6) (7) (8) (in millions, unaudited) Impacts Gains/(Losses) Benefits Annuity Benefits Life Benefits Gains/(Losses) CIEs on Investments Charges Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ (2) $ - $ - Distribution fees - - - - - - - - - Net investment income - 3 - - - 1 24 6 - Premiums - - - - - - - - - Other revenues - - - - (8) - - - - Total revenues - 3 - - (8) 1 22 6 - Banking and deposit interest expense - - - - - - - - - Total net revenues - 3 - - (8) 1 22 6 - Expenses Distribution expenses - - - - - - - - - Interest credited to fixed accounts - - - - 9 - - - - Benefits, claims, losses and settlement expenses (16) - 51 - - - - - - Amortization of deferred acquisition costs (8) - (6) - (4) - - - - Interest and debt expense - - - - - - 19 - - General and administrative expense - - - - - - 3 - 9 Total expenses (24) - 45 - 5 - 22 - 9 Pretax segment income (loss) $ 24 $ 3 $ (45) $ - $ (13) $ 1 $ - $ 6 $ (9) Included in Adjusted Operating Earnings Annuities Protection Corporate Consolidated Valuation Valuation Modification of costs Auto & Home Valuation Department of Affordable Housing Excess Tax Benefits Assumption & Assumption & within Reinsurance Catastrophe Assumption & Labor Implementation Investment from Share- Tax (9) (9) (10) (11) (9) (12) (13) (14) (15) (in millions, unaudited) Model Changes Model Changes Contract Losses Model Changes Costs Adjustment Based Payments Benefit Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - $ - Distribution fees - - - - - - - - - Net investment income - - - - - - (7) - - Premiums - - - - - - - - - Other revenues - 78 (10) - - - - - - Total revenues - 78 (10) - - - (7) - - Banking and deposit interest expense - - - - - - - - - Adjusted operating total net revenues - 78 (10) - - - (7) - - Expenses Distribution expenses - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - Benefits, claims, losses and settlement expenses 18 101 - 16 52 - - - - Amortization of deferred acquisition costs (17) (18) - - - - - - - Interest and debt expense - - - - - - - - - General and administrative expense - - - - - 1 - - - Adjusted operating expenses 1 83 - 16 52 1 - - - Pretax adjusted operating earnings $ (1) $ (5) $ (10) $ (16) $ (52) $ (1) $ (7) $ - $ - Tax benefit (expense) $ 2 $ 20 (1) Decrease in DAC and DSIC amortization and decrease in reserve accrual for SOP 03-1 reserves for living benefit guarantees (2) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities (3) Variable annuity guaranteed benefit impacts include: $51 million net expense related to hedged variable annuity benefits $6 million decrease in DAC and DSIC amortization resulting from hedged benefits (4) Fixed index annuity benefit impacts include: $0 million net expense related to hedged fixed index annuity benefits $0 million decrease in DAC amortization resulting from hedged fixed index annuity benefits (5) Indexed universal life benefit impacts include: $9 million net expense related to hedged indexed universal life benefits $4 million decrease in DAC amortization resulting from hedged indexed universal life benefits $8 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits (6) Reflects revenues and expenses of Consolidated Investment Entities (7) The market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments (8) Integration charges related to acquisitions of Investment Professionals, Inc. and Lionstone Investments (9) Net pretax impact of model changes and the annual review/updating of valuation assumptions, including the annual long term care review (10) Life & health unfavorable expense related to a modification of costs within a reinsurance contract (11) Total auto and home catastrophe losses (12) Incremental expense related to the planning and implementation for the new Department of Labor fiduciary standard (13) Adjustment for an affordable housing investment to align it with the remaining tax benefit cash flows (14) Excess tax benefits (deficiencies) related to share-based compensation (15) Tax benefit related to discrete items from prior year returns. 42 of 51

Exhibit B Statistical Supplement Package (unaudited) Third Quarter 2019 Corporate & Other Segment Details 43 of 51

Ameriprise Financial, Inc. Corporate Excluding Long Term Care and Auto & Home Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Corporate Excluding Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ (1) $ 1 $ - $ - $ 1 - $ - - $ 2 # Distribution fees - - - - - - - - - - - - - Net investment income (22) (6) (14) (10) (19) (42) (43) 3 14% (1) (2)% (9) (90)% Premiums - - 1 - (1) - - (1) - - - (1) - Other revenues 2 2 1 2 9 4 12 7 # 8 # 7 # Total revenues (20) (4) (12) (9) (10) (38) (31) 10 50% 7 18% (1) (11)% Banking and deposit interest expense 2 2 2 2 1 4 5 (1) (50)% 1 25% (1) (50)% Adjusted operating total net revenues (22) (6) (14) (11) (11) (42) (36) 11 50% 6 14% - - Expenses Distribution expenses - - - - - - - - - - - - - Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses - - - - - - - - - - - - - Amortization of deferred acquisition costs - - - (1) 1 - - 1 - - - 2 # Interest and debt expense 3 4 6 9 8 9 23 5 # 14 # (1) (11)% General and administrative expense 43 37 58 60 53 135 171 10 23% 36 27% (7) (12)% Adjusted operating expenses 46 41 64 68 62 144 194 16 35% 50 35% (6) (9)% Pretax adjusted operating earnings (loss) $ (68) $ (47) $ (78) $ (79) $ (73) $ (186) $ (230) $ (5) (7)% $ (44) (24)% $ 6 8% # Variance equal to or greater than 100%. 44 of 51

Ameriprise Financial, Inc. Long Term Care Third Quarter 2019 Prior Year Comparisons (in millions unless otherwise noted, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Long Term Care Adjusted Operating Income Statements Revenues Management and financial advice fees $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Distribution fees - - - - - - - - - - - - - Net investment income 42 45 43 42 43 122 128 1 2% 6 5% 1 2 % Premiums 27 27 25 26 26 80 77 (1) (4)% (3) (4)% - - Other revenues - - - - - - - - - - - - - Total revenues 69 72 68 68 69 202 205 - - 3 1% 1 1 % Banking and deposit interest expense - - - - - - - - - - - - - Adjusted operating total net revenues 69 72 68 68 69 202 205 - - 3 1% 1 1 % Expenses Distribution expenses (3) (3) (3) (2) (3) (8) (8) - - - - (1) (50)% Interest credited to fixed accounts - - - - - - - - - - - - - Benefits, claims, losses and settlement expenses 114 71 56 56 70 235 182 (44) (39)% (53) (23)% 14 25 % Amortization of deferred acquisition costs - - - - - - - - - - - - - Interest and debt expense 3 3 3 4 3 9 10 - - 1 11% (1) (25)% General and administrative expense 8 6 6 6 7 22 19 (1) (13)% (3) (14)% 1 17 % Adjusted operating expenses 122 77 62 64 77 258 203 (45) (37)% (55) (21)% 13 20 % Pretax adjusted operating earnings (loss) $ (53) $ (5) $ 6 $ 4 $ (8) $ (56) $ 2 $ 45 85% $ 58 # $ (12) # Net Policyholder Long Term Care Reserves (1) Active Life Reserves $ 2,070 $ 2,018 $ 2,111 $ 2,182 $ 2,245 $ 2,070 $ 2,245 $ 175 8% $ 175 8% $ 63 3 % Disabled Life Reserves 523 535 540 549 558 523 558 35 7% 35 7% 9 2 % Total net policyholder long term care reserves $ 2,593 $ 2,553 $ 2,651 $ 2,731 $ 2,803 $ 2,593 $ 2,803 $ 210 8% $ 210 8% $ 72 3% (1) SFAS 115 requires GAAP reserves to include all unrealized gains on available for sale securities in the portfolio to be reported as if they were realized on the last day of the accounting period with all financial impacts flowing through other comprehensive income. # Variance equal to or greater than 100%. 45 of 51

Exhibit C Statistical Supplement Package (unaudited) Third Quarter 2019 Non-GAAP Financial Measure Reconciliations 46 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Third Quarter 2019 (in millions unless otherwise noted, unaudited) Year-to-date 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Return on Equity Net income (last twelve months) $ 1,736 $ 2,098 $ 1,899 $ 1,929 $ 1,969 $ 1,736 $ 1,969 Less adjustments (1) (46) (63) (229) (229) (214) (46) (214) Adjusted operating earnings (last twelve months) $ 1,782 $ 2,161 $ 2,128 $ 2,158 $ 2,183 $ 1,782 $ 2,183 Total Ameriprise Financial shareholders' equity (five point quarter end average) $ 5,878 $ 5,735 $ 5,704 $ 5,742 $ 5,815 $ 5,878 $ 5,815 Less AOCI, net of tax (five point quarter end average) 22 (98) (137) (82) 21 22 21 Total Ameriprise Financial shareholders' equity excluding AOCI (five point quarter end average) 5,856 5,833 5,841 5,824 5,794 5,856 5,794 Less equity impacts attributable to the consolidated investment entities (five point quarter end average) 1 1 1 1 1 1 1 Adjusted operating equity (five point quarter end average) $ 5,855 $ 5,832 $ 5,840 $ 5,823 $ 5,793 $ 5,855 $ 5,793 Return on equity excluding AOCI 29.6% 36.0% 32.5% 33.1% 34.0% 29.6% 34.0% Adjusted operating return on equity excluding AOCI 30.4% 37.1% 36.4% 37.1% 37.7% 30.4% 37.7% Effective Tax Rate Pretax income $ 588 $ 652 $ 470 $ 587 $ 641 $ 1,832 $ 1,698 Less adjustments (2) (33) (6) (165) (86) (14) (74) (265) Pretax adjusted operating earnings $ 621 $ 658 $ 635 $ 673 $ 655 $ 1,906 $ 1,963 Income tax provision $ 85 $ 113 $ 75 $ 95 $ 98 $ 273 $ 268 Adjusted operating income tax provision $ 92 $ 114 $ 110 $ 113 $ 101 $ 289 $ 324 Effective tax rate 14.4% 17.3% 15.9% 16.1% 15.4% 14.9% 15.8% Adjusted operating effective tax rate 14.8% 17.3% 17.3% 16.8% 15.4% 15.2% 16.5% (1) Adjustments reflect the trailing twelve months' sum of after-tax net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits, net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and net income (loss) from consolidated investment entities. After- tax is calculated using the statutory tax rate of 21%. (2) Adjustments reflect net realized investment gains/losses, net of DSIC and DAC amortization, unearned revenue amortization and the reinsurance accrual; mean reversion related impacts; the market impact on variable annuity guaranteed benefits net of hedges and the related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; the market impact on fixed index annuity benefits, net of hedges and the related DAC amortization; the market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments; integration/restructuring charges; and the impact of consolidated investment entities. 47 of 51

Ameriprise Financial, Inc. Non-GAAP Financial Measure Reconciliations Third Quarter 2019 (in millions unless otherwise noted, unaudited) September 30, 2018 December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Long-term Debt Summary Senior notes $ 2,850 $ 2,850 $ 3,350 $ 3,050 $ 3,050 Finance lease liabilities 28 25 55 64 61 Fair value of hedges, unamortized discount and debt issuance costs (8) (8) (11) (10) (10) Total Ameriprise Financial long-term debt 2,870 2,867 3,394 3,104 3,101 Less fair value of hedges, unamortized discount and debt issuance costs (8) (8) (11) (10) (10) Less finance lease liabilities 28 25 55 64 61 Total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and finance lease liabilities $ 2,850 $ 2,850 $ 3,350 $ 3,050 $ 3,050 Equity Summary Total equity $ 5,618 $ 5,588 $ 5,843 $ 6,030 $ 5,997 Less equity of consolidated investment entities (1) 1 1 1 - Total equity excluding CIEs $ 5,619 $ 5,587 $ 5,842 $ 6,029 $ 5,997 Capital Summary Total Ameriprise Financial long-term debt $ 2,870 $ 2,867 $ 3,394 $ 3,104 $ 3,101 Total equity 5,618 5,588 5,843 6,030 5,997 Total Ameriprise Financial capital 8,488 8,455 9,237 9,134 9,098 Less equity of consolidated investment entities (1) 1 1 1 - Less fair value of hedges, unamortized discount and debt issuance costs (8) (8) (11) (10) (10) Less finance lease liabilities 28 25 55 64 61 Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs $ 8,469 $ 8,437 $ 9,192 $ 9,079 $ 9,047 Total Ameriprise Financial long-term debt to total Ameriprise Financial capital 33.8% 33.9% 36.7% 34.0% 34.1% Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, finance lease liabilities and equity of CIEs 33.7% 33.8% 36.4% 33.6% 33.7% Total equity $ 5,618 $ 5,588 $ 5,843 $ 6,030 $ 5,997 AOCI (244) (291) 35 269 337 Retained earnings attributable to CIEs 1 1 1 1 1 AOCI attributable to CIEs (2) - - - (1) Total equity $ 5,618 $ 5,588 $ 5,843 $ 6,030 $ 5,997 Less AOCI (244) (291) 35 269 337 Total equity excluding AOCI $ 5,862 $ 5,879 $ 5,808 $ 5,761 $ 5,660 Total equity $ 5,618 $ 5,588 $ 5,843 $ 6,030 $ 5,997 Less retained earnings attributable to CIEs 1 1 1 1 1 Less AOCI (244) (291) 35 269 337 Total equity excluding CIEs and AOCI $ 5,861 $ 5,878 $ 5,807 $ 5,760 $ 5,659 48 of 51

Exhibit D Statistical Supplement Package (unaudited) Third Quarter 2019 Revenue Detail by Product 49 of 51

Ameriprise Financial, Inc. Advice & Wealth Management Segment Revenue From Contracts With Customers Third Quarter 2019 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ - $ - $ - $ - $ - $ - $ - $ - - $ - - $ - - Institutional - - - - - - - - - - - - - Advisory fees 740 728 725 779 813 2,137 2,317 73 10% 180 8% 34 4 % Financial planning fees 75 95 69 84 80 223 233 5 7% 10 4% (4) (5)% Transaction and other fees 87 87 84 91 91 268 266 4 5% (2) (1)% - - Total management and financial advice fees 902 910 878 954 984 2,628 2,816 82 9% 188 7% 30 3 % Distribution Fees: Mutual funds 182 173 171 182 183 556 536 1 1% (20) (4)% 1 1 % Insurance and annuity 220 217 205 218 226 673 649 6 3% (24) (4)% 8 4 % Other products 156 174 185 180 169 448 534 13 8% 86 19% (11) (6)% Total distribution fees 558 564 561 580 578 1,677 1,719 20 4% 42 3% (2) - Other revenues 43 40 45 49 40 131 134 (3) (7)% 3 2% (9) (1 8)% Total revenue from contracts with customers 1,503 1,514 1,484 1,583 1,602 4,436 4,669 99 7% 233 5% 19 1 % Revenue from other sources 85 96 105 106 115 232 326 30 35% 94 41% 9 8 % Total segment gross revenues 1,588 1,610 1,589 1,689 1,717 4,668 4,995 129 8% 327 7% 28 2 % Banking and deposit interest expense 24 29 35 36 35 60 106 11 46% 46 77% (1) (3)% Total segment net revenues 1,564 1,581 1,554 1,653 1,682 4,608 4,889 118 8% 281 6% 29 2 % Less: intersegment revenues 235 230 219 230 240 722 689 5 2% (33) (5)% 10 4 % Total net revenues $ 1,329 $ 1,351 $ 1,335 $ 1,423 $ 1,442 $ 3,886 $ 4,200 $ 113 9% $ 314 8% $ 19 1% 50 of 51

Ameriprise Financial, Inc. Asset Management Segment Revenue From Contracts With Customers Third Quarter 2019 Prior Year Comparisons (in millions, unaudited) Year-to-Date Qtr Chg - 3Q YTD Chg - 3Q Seq Qtr Chg - 3Q 3 Qtr 2018 4 Qtr 2018 1 Qtr 2019 2 Qtr 2019 3 Qtr 2019 2018 2019 Diff. % Diff. % Diff. % Revenues Management and financial advice fees: Asset management fees: Retail $ 479 $ 443 $ 429 $ 442 $ 448 $ 1,431 $ 1,319 $ (31) (6)% $ (112) (8)% $ 6 1 % Institutional 125 108 104 111 135 345 350 10 8% 5 1% 24 22 % Advisory fees - - - - - - - - - - - - - Financial planning fees - - - - - - - - - - - - - Transaction and other fees 48 46 46 47 48 144 141 - - (3) (2)% 1 2 % Total management and financial advice fees 652 597 579 600 631 1,920 1,810 (21) (3)% (110) (6)% 31 5 % Distribution Fees: Mutual funds 64 59 57 60 59 201 176 (5) (8)% (25) (12)% (1) (2)% Insurance and annuity 44 42 41 43 43 131 127 (1) (2)% (4) (3)% - - Other products - - - - - - - - - - - - - Total distribution fees 108 101 98 103 102 332 303 (6) (6)% (29) (9)% (1) (1)% Other revenues - 1 1 3 - 2 4 - - 2 # (3) # Total revenue from contracts with customers 760 699 678 706 733 2,254 2,117 (27) (4)% (137) (6)% 27 4 % Revenue from other sources 12 7 11 7 8 51 26 (4) (33)% (25) (49)% 1 14 % Total segment gross revenues 772 706 689 713 741 2,305 2,143 (31) (4)% (162) (7)% 28 4 % Banking and deposit interest expense - - - 1 (1) - - (1) - - - (2) # Total segment net revenues 772 706 689 712 742 2,305 2,143 (30) (4)% (162) (7)% 30 4 % Less: intersegment revenues 13 13 13 14 13 37 40 - - 3 8% (1) (7)% Total net revenues $ 759 $ 693 $ 676 $ 698 $ 729 $ 2,268 $ 2,103 $ (30) (4)% $ (165) (7)% $ 31 4% # Variance equal to or greater than 100%. 51 of 51